UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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PREMIER EXHIBITIONS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PREMIER EXHIBITIONS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 23, 2012

The annual meeting of shareholders of Premier Exhibitions, Inc. will be held at The Westin New York at Times Square, 270 West 43rd Street, New York, NY 10036 on August 23, 2012 at 8:00 a.m., local time, for the following purposes, which are more fully described in the accompanying proxy statement:

1.	to elect as directors the eight nominees named in the proxy statement and recommended by our Board of Directors to serve until the 2013 annual meeting of shareholders and until the subsequent election and qualification of their respective successors;

2.	to ratify the selection of Cherry, Bekaert & Holland, L.L.P. as our independent registered public accounting firm for the fiscal year ending February 28, 2013;

3.	to approve the Premier Exhibitions 2009 Equity Incentive Plan, as amended, as more fully set forth in the accompanying proxy statement; and

4.	to transact such other business as may properly come before the annual meeting or at any adjournments thereof.

The Board of Directors has fixed the close of business on June 19, 2012, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournments thereof.

By Order of the Board of Directors,

/s/ Samuel S. Weiser
Samuel S. Weiser
Interim President and Chief Executive Officer

Atlanta, Georgia

June 28, 2012

Important Notice Regarding the Availability of Proxy Materials for the 2012 Annual Meeting of Shareholders to Be Held on August 23, 2012: This proxy statement, the accompanying form of proxy card and our annual report for the fiscal year ended February 29, 2012 (the “Annual Report”) are available at www.proxyvote.com, which does not have “cookies” that identify visitors to that site. In addition, this proxy statement and our annual report are available on our website at www.prxi.com. Under rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

PREMIER EXHIBITIONS, INC.

PROXY STATEMENT

2012 ANNUAL MEETING OF SHAREHOLDERS

The enclosed proxy is solicited on behalf of the Board of Directors of Premier Exhibitions, Inc. (“we”, “us”, the “Company” or “Premier”), a Florida corporation, for use at the 2012 Annual Meeting of Shareholders to be held on August 23, 2012 at 8:00 a.m., local time, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting of shareholders.

Location of Annual Meeting

The Annual Meeting will be held at The Westin New York at Times Square, 270 West 43rd Street, New York, NY 10036 on August 23, 2012 at 8:00 a.m., local time.

Principal Executive Offices

Our principal executive offices are located at 3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia 30326, and our telephone number is (404) 842-2600.

Mailing Date

The definitive proxy solicitation materials are first being mailed by us on or about June 28, 2012 to all shareholders entitled to vote at the annual meeting.

Availability of Proxy Materials on the Internet

Under rules issued by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials, including the proxy card, and by notifying you of the availability of our proxy materials on the Internet. This proxy statement, the accompanying form of proxy card and our Annual Report are available on our website at www.prxi.com.

Record Date and Our Common Stock

Shareholders of record at the close of business on June 19, 2012, the record date for the annual meeting, are entitled to notice of, and to vote, at the annual meeting. We have one class of shares outstanding, designated common stock, $0.0001 par value per share. Shares of our common stock are traded on the NASDAQ Global Market under the symbol “PRXI.” As of the record date, 47,955,918 shares of our common stock were issued and outstanding.

Of these shares, 16,328,976 shares were issued to Sellers Capital, LLC, and SAF Capital Fund, LLC, pursuant to a financing transaction approved by shareholders at the 2009 annual meeting and have limited voting rights. Pursuant to a Convertible Note Purchase Agreement entered into between the Company and the holders of this common stock, such shares may not be voted unless another party acquires 10% of the common stock of the Company, the Company proposes a business combination transaction with a party other than Sellers Capital, LLC or SAF Capital Fund, LLC, or a matter is submitted for the vote of the Company’s shareholders that requires the affirmative vote of more than 50% of the common stock outstanding.

Solicitation of Proxies

We are making this solicitation of proxies, and we will bear the expense of preparing, printing, mailing and otherwise distributing this proxy statement. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited on our behalf, in person or by mail, telephone, facsimile, or other electronic means, by our directors, officers and regular employees, without additional compensation. We also expect to use the services of Alliance Advisors, LLC, to assist in the solicitation of proxies, at an estimated cost of $5,500 plus reasonable out-of-pocket expenses.

Revocability of Proxies

You may revoke any proxy given pursuant to this solicitation, at any time before it is voted, by either:

•	delivering a written notice of revocation or a duly executed proxy bearing a later date; or

•	attending the annual meeting and voting in person.

Please note, however, that if the record holder of your shares is a broker, bank or other nominee and you wish to vote at the annual meeting, you must bring to the annual meeting a letter from the broker, bank or other nominee confirming both (i) your beneficial ownership of the shares; and (ii) that the broker, bank or other nominee is not voting the shares at the meeting.

Proxy Cards and Voting

Each shareholder is entitled to one vote for each share of common stock held as of the record date.

If we receive the enclosed proxy, properly executed, in time to be voted at the annual meeting, the Board of Directors will vote the shares represented by it in accordance with the instructions marked on the proxy. An executed proxy without instructions marked on it will be voted:

1.	“FOR” each of the eight nominees for election as director;

2.	“FOR” the ratification of the selection of Cherry, Bekaert & Holland, L.L.P. as our independent registered public accounting firm for our fiscal year ending February 28, 2013, referred to as “fiscal year 2013”; and

3.	“FOR” the approval of the Premier Exhibitions, Inc. 2009 Equity Incentive Plan, as amended.

The shares represented by the enclosed proxy may also be voted by the named proxies for such other business as may properly come before the annual meeting or at any adjournments or postponements of the annual meeting.

Election of Directors

Our Board of Directors, upon recommendation of its Corporate Governance and Nominating Committee, has nominated William M. Adams II, Douglas Banker, Ronald C. Bernard, Mark P. McGowan, Stephen W. Palley, Mark A. Sellers, Bruce D. Steinberg and Samuel S. Weiser for election at the annual meeting. If elected, each will serve a one-year term expiring at our 2013 annual meeting of shareholders and until their respective successors are elected and have been qualified or until their earlier resignation, removal or death. Background information about the nominees is provided in Proposal No. 1.

Each of the nominees has consented to serve if elected. If any of them becomes unable or unwilling to serve as a director before the annual meeting, our Board of Directors may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee. Our Board of Directors alternatively could decide to reduce the size of our board to the extent permitted by our articles of incorporation, by-laws and applicable laws. We presently do not know of any reason why any nominee will be unable or unwilling to serve.

Our Board of Directors recommends that you vote “FOR” the election of these nominees.

Ratification of Our Independent Registered Public Accounting Firm

The Audit Committee of our Board of Directors has selected Cherry, Bekaert & Holland, L.L.P. as our independent registered public accounting firm for our fiscal year 2013. The selection will be presented to our shareholders for approval at the annual meeting. Selection of our independent registered accounting firm is not required to be submitted to a vote of our shareholders for ratification. However, we are submitting this matter to our shareholders as a matter of good corporate governance. If our shareholders do not approve on an advisory basis our selection of Cherry, Bekaert & Holland, L.L.P., then the Audit Committee will consider the outcome of this vote in its future discussions regarding the selection of our independent registered public accounting firm. Even if our shareholders ratify the selection, the Audit Committee may, in its discretion, direct the selection of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our shareholders.

Our Board of Directors recommends that you vote “FOR” the ratification of the selection of Cherry, Bekaert & Holland, L.L.P. to serve as our independent registered public accounting firm.

Approval of the Premier Exhibitions, Inc. 2009 Equity Incentive Plan, as amended

Subject to shareholder approval at the annual meeting, on June 6, 2012 our Board of Directors approved our proposed 2009 Equity Incentive Plan, as amended, which is the subject of Proposal No. 3. Our board adopted the plan in order to increase the number of shares of our common stock available for equity awards to our key employees, directors and consultants in the form of stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares, dividend equivalents and other awards relating to our common stock. We expect that the amended 2009 Equity Incentive Plan, if adopted, will provide us the flexibility to use equity based awards to attract, retain and reward the high caliber individuals essential to our success and in aligning the interests of these individuals with those of our shareholders.

Our Board of Directors recommends that you vote “FOR” the approval of the Premier Exhibitions 2009 Equity Incentive Plan, as amended.

Quorum

A quorum is required for shareholders to conduct business at the annual meeting. The presence, in person or by proxy, of shareholders holding a majority of the shares entitled to vote at the meeting will constitute a quorum.

Vote Required

Directors will be elected by a plurality of the votes cast by the shares of our common stock entitled to vote in the election. The affirmative vote of the holders of a majority of the shares of our common stock present at the annual meeting and cast on the proposal will be required for approval of the other proposals covered by this proxy statement (without regard to broker non-votes).

The selection of Cherry, Bekaert & Holland, L.L.P. is being presented to our shareholders for ratification. Our Audit Committee will consider the outcome of this vote in its future discussions regarding the selection of our independent registered public accounting firm.

Effect of Abstentions

Abstentions (including instructions to withhold authority to vote for one or more director nominees) are counted for purposes of determining a quorum, but will have no effect on the outcome of any matter voted upon at the annual meeting.

Effect of “Broker Non-Votes”

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if stockholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. The ratification of the selection of our independent registered public accounting firm (Proposal 2) is considered a routine matter for which brokers and other nominees may vote shares they hold in street name, even in the absence of voting instructions from the beneficial holder. The election of directors (Proposal1) and the approval of the equity compensation plan (Proposal 3) are not considered routine matters, and the broker cannot vote the shares on these proposals if it has not received voting instructions from the beneficial owner of the shares.

Cumulative Voting

Our shareholders have no cumulative voting rights in the election of directors.

Dissenters’ Rights

Under Florida law, our shareholders do not have dissenters’ rights with respect to any proposal to be considered at the annual meeting.

Annual Report

We have enclosed with this proxy statement our Annual Report on Form 10-K, excluding exhibits attached to our Form 10-K, for our fiscal year ended February 29, 2012, referred to as “fiscal year 2012.” The report includes our audited financial statements, along with other information about us, which we encourage you to read.

You can obtain, free of charge, an additional copy of our Annual Report by:

•	accessing our website located at www.prxi.com;

•	writing to us at: Premier Exhibitions, Inc., 3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia 30326, Attention: Secretary; or

•	telephoning us at (404) 842-2600.

You can also obtain a copy of our Annual Report on Form 10-K for our fiscal year 2012 and the other periodic filings that we make with the SEC from the SEC’s EDGAR database located at www.sec.gov.

PROPOSAL NO. 1

Election of Directors

Nominees Proposed for Election as Directors at the Annual Meeting

At this annual meeting, the terms of all eight members of our Board of Directors will expire. At its meeting held on September 16, 2011, the Board of Directors amended our Bylaws to increase the number of directors from eight to nine, and elected Mark P. McGowan to fill the resulting vacancy. On May 3, 2012, the Board of Directors amended our Bylaws to decrease the number of directors from nine to eight following the resignation of Christopher Davino from the Board of Directors.

One nominee for election at this annual meeting, Mark P. McGowan, previously has not been elected by our shareholders. Mr. McGowan is the managing member of one of our largest shareholders, and the Corporate Governance and Nominating Committee considered his nomination at the suggestion of one of the Company’s shareholders.

Eight directors are proposed to be elected at the annual meeting to serve until our 2013 annual meeting of shareholders and until their respective successors are elected and have been qualified or until their earlier resignation, removal or death.

Upon the recommendation of our Corporate Governance and Nominating Committee, the Board of Directors has nominated each of William M. Adams II, Douglas Banker, Ronald C. Bernard, Mark P. McGowan, Stephen W. Palley, Mark A. Sellers, Bruce D. Steinberg, and Samuel S.Weiser to serve as our directors. Each nominee is a current director standing for re-election.

Any vacancy existing between shareholders’ meetings, including vacancies resulting from an increase in the number of directors or the resignation or removal of a director, may be filled by the Board of Directors. A director elected to fill a vacancy shall hold office until our next annual meeting of shareholders.

The Board of Directors does not contemplate that any of the director nominees will be unable to serve as a director, but if that contingency should occur before the proxies are voted, the persons named in the enclosed proxy reserve the right to vote for such substitute director nominees as they, in their discretion, determine.

Unless authority to vote for one or more of the director nominees is specifically withheld, proxies will be voted “FOR” the election of all eight director nominees.

So that you have information concerning the independence of the process by which our Board of Directors selected the nominees, we confirm, as required by the SEC, that (1) there are no family relationships among any of the nominees or among any of the nominees and any officer and (2) there is no arrangement or understanding between any nominee and any other person pursuant to which the nominee was selected.

The directors of Premier have diverse backgrounds that provide experience and expertise in a number of areas particularly relevant to the Company. The Corporate Governance and Nominating Committee considers the particular qualifications and experience of directors standing for re-election and potential nominees for election and strives to nominate a Board that has expertise in a number of areas critical to the Company. The particular qualifications of the directors nominated for election in this proxy statement are noted below their biographies.

Name and Background	Director Since
William M. Adams, age 41, has served as one of our directors since January 2009. Mr. Adams has been a Partner with Alpine Investors, LP since September 2001. Alpine Investors, LP is a private equity investor in micro-cap companies, focused on firms with less than $100 million of revenue. The firm currently manages $250 million. Mr. Adams focuses primarily on managing the operational performance of portfolio companies and developing and implementing growth strategies. Leveraging early career roles that included marketing and sales positions at The Clorox Company and strategic work as a management consultant at The Mitchell Madison Group, a global strategic consulting practice, he works most closely with Alpine’s consumer, retail and direct marketing oriented businesses. Mr. Adams serves on the Boards of Directors of Direct Marketing Solutions, Inc., CarHop, McKissock and YLighting, all of which are private companies. He received a Master of Business Administration from the Kellogg Graduate School of Management at Northwestern University and a Bachelor of Arts from Colgate University.	2009

The Board believes that Mr. Adams’ experience with smaller cap companies, particularly with regard to growth strategies, qualifies him to serve as a member of the Board of Directors.

Douglas Banker, age 60, has served as one of our directors since August 2000. Mr. Banker’s more than 35 years of experience in the entertainment industry includes major market concert production and promotions; providing management services to musicians and recording artists; marketing, merchandising, licensing, and sales of music media products; as well as the development and management of international concert tours and similar events. Mr. Banker is currently Vice President of McGhee Entertainment, a successful artist management company with offices in Los Angeles and Nashville. Mr. Banker also served as President of the Board of the Motor City Music Foundation in Detroit, Michigan from 1996 to 2000.	2000

The Board believes that Mr. Banker’s entertainment and marketing experience and his experience in international markets makes him well suited to service on the Board of Directors of the Company.

Ronald C. Bernard, age 69, has served as one of our directors since September 2009. Mr. Bernard has been an Advisory Director in the media sector group of M.M. Dillon & Co., and investment and merchant banking firm, since May 2012. Mr. Bernard has also been President of LWB Media Consulting, a company that provides consulting to private equity firms investing in media-related companies, since 2004, and a Managing Director and Senior Advisor of Alvarez and Marsal, a professional services firm specializing in turnarounds, since September 2009. Prior to that time Mr. Bernard served as Chief Executive Officer of Sekani, Inc., a privately held media licensing and digital media asset management company from 2000 to 2003, and as President of NFL Enterprises from 1994 to 2000, where he focused on the National Football League’s media businesses and international operations. From 1987 to 1993 Mr. Bernard served as President of Viacom Network Enterprises. He also previously served as a director of Atari, Inc. Mr. Bernard received a Master of Business Administration from Columbia University and a Bachelor of Arts from Syracuse University. Mr. Bernard is also a Certified Public Accountant.	2009

The Board believes that Mr. Bernard’s international media experience and his experience as a Certified Public Accountant make him qualified to serve as a director of the Company.

Mark. P. McGowan, age 33, has served as one of our directors since September 2011. Mr. McGowan has been the managing member of SAF Capital Management LLC, an investment fund and shareholder of the Company, since 2006. Mr. McGowan is also the Chairman of the Board of CombiMatrix Corporation, a molecular diagnostics laboratory offering comprehensive profiling of chromosomes and genes for both oncology and pre- and postnatal developmental disorders. Prior to forming SAF Capital Management LLC, Mr. McGowan was Co-founder and Managing Partner of MPG Capital Management LLC, an equity market research firm which derived and licensed statistically validated algorithmic trading models and investment strategies for wealthy individuals and institutional investors. Mr. McGowan previously worked within the Consumer and Market Knowledge function of Procter & Gamble, a consumer products and healthcare company, where he was instrumental in shaping marketing strategies for multiple brands. Mr. McGowan received his Bachelor of Science in Microbiology, with a focus in Genomics and Molecular Genetics, from Michigan State University.	2011

The Board believes Mr. McGowan is qualified to serve as a director of the Company due to his extensive management and investment experience. In addition, Mr. McGowan provides an additional shareholder perspective to the Board.

Stephen W. Palley, age 67, has served as one of our directors since September 2009. Mr. Palley is a consultant to Consensus Securities, LLC, a broker dealer, where he engages in investment banking services. From 2005 to March 2010, he served as an Executive Director of Pali Capital, an investment bank in New York. Prior to that time, Mr. Palley served as a consultant to LLJ Capital, L.L.C., providing financial advisory services, principally to distressed companies in the telecom and media industries. From 1999 to 2002 Mr. Palley served as President and Chief Executive Officer of Source Media, Inc., and from 1997 to 1999 as a consultant to media companies through PSW Enterprises. From 1986 through 1996 Mr. Palley served as Executive Vice President and Chief Operating Officer of King World Productions, Inc., where he negotiated the syndication of successful entertainment properties, including the Oprah Winfrey Show. Mr. Palley also served as General Counsel of King World, and prior thereto practiced media and entertainment law with Berger & Steingut and Hardee Barovick Konecky & Braun. Mr. Palley received a Juris Doctor from Columbia University School of Law and a Bachelor of Arts from American University’s School of Government and Public Administration. Mr. Palley previously served as a director of The Roo Group.	2009

The Board believes that Mr. Palley is qualified to serve as a director due to his experience leading and advising media companies.

Mark A. Sellers, age 44, has served as Chairman of the Board since January 2009 and as one of our directors since July 2008. Mr. Sellers has been the founder and managing member of Sellers Capital LLC, an investment management firm, since 2003. Sellers Capital LLC manages Sellers Capital Master Fund, Ltd., a hedge fund that is our largest shareholder. Prior to founding Sellers Capital LLC, Mr. Sellers was the Lead Equity Strategist for Morningstar, Inc., a provider of investment research.	2008

The Board believes Mr. Sellers is qualified to serve as a director of the Company due to his extensive financial and investment experience. In addition, Mr. Sellers’ role as managing member of the Company’s largest shareholder provides a valuable shareholder perspective to the Board.

Bruce Steinberg, age 55, has served as one of our directors since January 2009. Mr. Steinberg has over 25 years of media industry experience. Since 2011 Mr. Steinberg has been the founding Principal of Dendy Partners Limited, a company which invests in early stage digital media companies. Mr. Steinberg was previously Executive Chairman of the Wananchi Programming division of the Wananchi Group, a media company with emphasis on residential and corporate broadband, pay-tv and VoIP telephony in East Africa. Prior thereto, he was the Chief Executive Officer of HIT Entertainment Limited, which creates internationally renowned children’s properties; Chief Executive Officer of Fox Kids Europe N.V.; General Manager of Broadcasting at BSkyB and Chief Executive Officer of UK Gold and UK Living TV. He began his career at MTV Networks, where he held various positions in New York and Europe. He is currently a director of Arts Alliance Media, Europe’s leading provider of digital cinema technology, and a Board member of JDRF UK, a charitable organization dedicated to Type 1 diabetes. Mr. Steinberg received a MBA from Harvard Business School, a BA (Cantab) from Cambridge University and a BA from Columbia University.	2009

The Board believes that Mr. Steinberg is qualified to serve as a director of the Company due to his executive level experience with entertainment and media companies and his international experience with media companies.

Samuel S. Weiser, age 52, is currently the Interim President and Chief Executive Officer of Premier Exhibitions, Inc. Mr. Weiser is also the owner of Foxdale Management, LLC, a consulting firm founded by Mr. Weiser that provides operational consulting to asset management firms and litigation support services in securities related disputes. Mr. Weiser served as Interim Chief Financial of the Company from May 2011 until June 27, 2011, and has served as Interim President and Chief Executive Officer since November 28, 2011. From February through October 2009 and again since July 2010, Mr. Weiser provided consulting services to us through a consulting agreement. He was the Chief Operating Officer of Sellers Capital LLC, an investment management firm, where he was responsible for all non-investment activities, from 2007 to 2010. Mr. Weiser remains a member of Sellers Capital LLC. Mr. Weiser is also an indirect investor in Sellers Capital Master Fund, Ltd., an investment fund managed by Sellers Capital LLC and Premier’s largest shareholder. From April 2005 to 2007, he was a Managing Director responsible for the Hedge Fund Consulting Group within Citigroup Inc.’s Global Prime Brokerage division. Mr. Weiser also served as Chairman of the Managed Funds Association, a lobbying organization for the hedge fund industry, from 2001 to 2003. Mr. Weiser is also a former partner in Ernst & Young. Mr. Weiser also serves as a director of Paragon Technologies, Inc. He received a Bachelor of Arts in Economics from Colby College and a Master of Science in Accounting from George Washington University.

The Board believes that Mr. Weiser’s extensive financial and operational consulting experience makes him qualified to serve as a member of the Board of Directors.

2009

In addition to the specific qualifications noted above, the Corporate Governance and Nominating Committee considers a number of other factors in choosing director nominees, including Board dynamics, reputation of potential nominees, recommendations of other directors and of shareholders, and how the nominee will contribute to the diversity of the Board. The Corporate Governance and Nominating Committee views diversity broadly, seeking to nominate individuals from varied backgrounds, perspectives and experiences. The Corporate Governance and Nominating Committee does not have a specific written policy on the diversity of the Board of Directors at this time.

Required Vote for Approval

Directors will be elected by a plurality of the votes cast by the shares entitled to vote in the election.

Recommendation of Our Board of Directors

Our Board of Directors recommends that shareholders vote “for” the election to the Board of each of the above nominees.

PROPOSAL NO. 2

Ratification of Selection of

Our Independent Registered Public Accounting Firm

The Audit Committee of our Board of Directors has selected Cherry, Bekaert & Holland, L.L.P. as our independent registered public accounting firm for our fiscal year 2013. We will present this selection to our shareholders for approval at the annual meeting. Selection of our independent registered accounting firm is not required to be submitted to a vote of our shareholders for ratification. However, we are submitting this matter to our shareholders as a matter of good corporate governance. If our shareholders do not approve on an advisory basis our selection of Cherry, Bekaert & Holland, L.L.P., then the Audit Committee will consider the outcome of this vote in its future discussions regarding the selection of our independent registered public accounting firm. Even if our shareholders ratify the selection, the Audit Committee may, in its discretion, direct the selection of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our shareholders.

The Board of Directors unanimously recommends a vote “FOR” the ratification of the selection of Cherry, Bekaert & Holland, L.L.P. to serve as our independent registered public accounting firm. Unless otherwise instructed in the proxy, the persons named in the enclosed proxy will vote the proxies “FOR” this proposal.

Fees Paid to Cherry, Bekaert & Holland, L.L.P.

We incurred the following fees to Cherry, Bekaert & Holland, L.L.P. for fiscal year 2011 and 2012:

	Fiscal Year 2011	Fiscal Year 2012
Audit fees	$247,565	$257,628
Audit-related fee	—	24,539
Tax fees	—	—
All other fees	—	—

Total	$247,565	$282,167

Audit fees for fiscal year 2011 and 2012 included fees associated with audits of our financial statements and reviews of our financial statements included in our quarterly reports on Form 10-Q. Audit related fees for fiscal year 2012 include fees associated with a registration statement on Form S-3 and audit related purchase accounting assistance. We did not pay any other fees to our independent registered public accounting firm for fiscal year 2011 or fiscal year 2012.

Policy on Pre-Approval of Services Provided by Independent Registered Public Accounting Firm

The engagement of our independent registered public accounting firm for any non-audit accounting and tax services to be performed for us is limited to those circumstances where these services are considered integral to the audit services that it provides or in which there is another compelling rationale for using its services. Cherry, Bekaert & Holland, L.L.P. was engaged to perform only audit and audit-related services in fiscal year 2012. Pursuant to the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, the Audit Committee is responsible for the engagement of our independent registered public accounting firm and for pre-approving all audit and non-audit services provided by our independent registered public accounting firm that are not prohibited by law.

The Audit Committee has adopted procedures for pre-approving all audit and permitted non-audit services provided by our independent registered public accounting firm. The Audit Committee annually pre-approves a list of specific services and categories of services, subject to a specified cost level. Part of this approval process includes making a determination as to whether non-audit services are consistent with the SEC’s rules on auditor independence. The Audit Committee has delegated pre-approval authority to the chairman of the Audit Committee, subject to reporting any such approvals at the next Audit Committee meeting. The Audit Committee monitors the services rendered and actual fees paid to our independent registered public accounting firm quarterly to ensure such services are within the scope of approval.

Our Audit Committee has pre-approved all services performed by our independent registered public accounting firm in fiscal year 2012. The pre-approval requirements are not applicable with respect to the provision of de minimis non-audit services that are approved in accordance with the Securities Exchange Act of 1934, as amended, and our Audit Committee’s charter.

Representatives of Cherry, Bekaert & Holland, L.L.P. are expected to be present at the 2012 Annual Meeting of Shareholders, with the opportunity to make a statement if they so desire, and available to respond to appropriate questions.

Required Vote for Approval

Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares of our common stock present at the annual meeting and cast on the proposal. Selection of our independent registered accounting firm is not required to be submitted to a vote of our shareholders for ratification. However, we are submitting this matter to our shareholders as a matter of good corporate governance. If our shareholders do not approve on an advisory basis our selection of Cherry, Bekaert & Holland, L.L.P., then the Audit Committee will consider the outcome of this vote in its future discussions regarding the selection of our independent registered public accounting firm.

Recommendation of Our Board of Directors

Our Board of Directors recommends that you vote in favor of the ratification of the selection of Cherry, Bekaert & Holland, L.L.P. as our independent registered public accounting firm.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is currently comprised of Mr. Bernard (chairman), Mr. Adams and Mr. Palley, each of whom is independent in accordance with the listing standards of the NASDAQ Global Market. The Audit Committee met five times in fiscal year 2012. The duties and responsibilities of the Audit Committee are set forth in the Audit Committee’s charter, as adopted by the Board of Directors in April 2006.

The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors, and has other duties and functions as described in its charter.

Company management has the primary responsibility for the Company’s financial statements and the reporting process. The Company’s independent registered public accounting firm is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

The Audit Committee has:

•	reviewed and discussed the Company’s audited financial statements for fiscal year 2012 with management and the independent registered public accounting firm;

•	discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as adopted, amended, modified or supplemented by the Public Company Accounting Oversight Board; and

•	received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the Company’s independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent registered public accounting firm such firm’s independence.

When evaluating Cherry, Bekaert & Holland’s independence, the Audit Committee discussed with Cherry, Bekaert & Holland any relationships that may impact such firm’s objectivity and independence. The Audit Committee has also considered whether the provision of non-audit services by Cherry, Bekaert & Holland is compatible with maintaining such firm’s independence, and has satisfied itself with respect to Cherry, Bekaert & Holland’s independence from the Company and its management. Cherry, Bekaert & Holland provided only audit and audit-related services to the Company in fiscal year 2012.

The Audit Committee discussed with the Company’s accounting personnel performing internal audit functions and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the accounting personnel performing internal audit functions and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended February 29, 2012 for filing with the Securities and Exchange Commission. The Audit Committee has also selected the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2013, and has submitted such selection for ratification by the Company’s shareholders at the annual meeting.

Audit Committee:

Ronald C. Bernard, Chairman

William M. Adams

Stephen W. Palley

PROPOSAL NO. 3

Amendments to the 2009 Equity Incentive Plan

On August 6, 2009, our shareholders approved the Premier Exhibitions, Inc. 2009 Equity Incentive Plan. The Board of Directors amended the 2009 Equity Incentive Plan on June 6, 2012, subject to shareholder approval to:

•	increase the number of shares available for grant under the 2009 Equity Incentive Plan from 3,000,000 to 5,000,000; and

•

provide that Dividend Equivalents with respect to Awards that vest based on the achievement of Performance Objectives shall be accumulated until such Award is earned, and the Dividend Equivalents shall not be paid if the Performance Objectives are not satisfied.

The 2009 Equity Incentive Plan, as amended (the “2009 Plan”) will become effective as of June 6, 2012, subject to approval by the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the annual meeting and cast on Proposal No. 3.

Introduction

Our Board of Directors believes that we must offer a competitive equity incentive program if we are to continue to successfully attract and retain the best possible candidates for positions of responsibility within our company. We believe the 2009 Plan will be an important factor in attracting, retaining and rewarding the high caliber employees, consultants and directors essential to our success, and in motivating these individuals to strive to enhance our growth and profitability.

Our Board amended the 2009 Plan in order to increase the number of shares of our common stock available for equity awards to our key employees, consultants and directors. The 2009 Plan provides the ability to make these grants using a full range of equity and cash-based awards, including incentive stock options (or “ISOs”), nonqualified stock options, stock appreciation rights (or “SARs”), restricted stock, restricted stock units, performance units, performance shares, dividend equivalents and other awards relating to our shares of common stock.

Your approval of the 2009 Plan not only will allow us to grant these awards, it will also permit us to structure incentive compensation that is intended to preserve our tax deductions under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). We refer to these awards as qualified performance-based awards. Section 162(m) denies a corporation’s federal income tax deduction for compensation it pays to certain executive officers in excess of $1 million per year for each such officer. Section 162(m) provides an exception to this limitation for performance-based compensation, the material terms of which have been approved by a corporation’s shareholders. To that end, in connection with approval of the 2009 Plan, you are also being asked to approve the performance objectives upon which qualified performance-based awards may be based, the annual maximum limits per individual, and the eligible employees, as further described below.

The principal features of the 2009 Plan are summarized below. The full text of the 2009 Plan is attached as Appendix A to this proxy statement, and the following summary is qualified in its entirety by reference to the 2009 Plan itself.

Of the 3,000,000 shares approved for grant by our shareholders in 2009, 1,170,000 were granted as options to Chris Davino, our former President and Chief Executive Officer; 300,000 were granted as options to Mike Little, our Chief Financial Officer and Chief Operating Officer; 381,087 were granted as restricted stock units (counted on a 2-for-1 ratio) to our directors, pursuant to their elections to receive annual director fees in a split of cash and restricted stock units, 13,506 of which were forfeited; 135,000 were granted to other executive officers in the form of restricted shares (counted on a 2-for-1 ratio), 50,000 of which were forfeited; and 190,155 were granted to certain non-executive employees and consultants in fiscal 2011 in the form of restricted shares (counted on a 2-for-1 ratio) as employee retention grants, 74,870 of which were forfeited. As of February 29, 2012, we had 394,268 shares available for future grants under the Plan.

If shareholders approve the amendments to the 2009 Plan, we anticipate that we will continue to use shares each year to provide an equity component to annual director compensation, to closely align the interests of our directors with those of our shareholders and to preserve cash. In addition, the Compensation Committee will use grants under the 2009 Plan to achieve its goals of providing a large portion of executive officer compensation in the form of at-risk compensation, as more fully described under “Executive Compensation” on page 24. The Compensation Committee may also make grants to non-executive employees from time to time, particularly to encourage the retention of key employees.

Plan Highlights

•

For purposes of counting the number of shares available to be issued under the 2009 Plan, “full value awards” (awards settled in shares other than stock options and stock appreciation rights) will be counted against the share reserve on a 2-for-1 basis.

•

The 2009 Plan does not permit what has been labeled by some shareholder groups as “liberal share counting” when determining the number of shares that have been granted. Only awards that are cancelled, forfeited, or which are paid in cash can be added back to the share reserve.

•

The 2009 Plan is designed to allow the compensation committee, if it chooses, to grant awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code.

•

Dividends or dividend equivalents paid with respect to awards that vest based on the achievement of performance objectives shall be accumulated until such award is earned, and the dividends or dividend equivalents shall not be paid if the performance goals are not satisfied.

•	The 2009 Plan prohibits the use of “discounted” stock options or stock appreciation rights.

•	The 2009 Plan prohibits the re-pricing of stock options and stock appreciation rights without shareholder approval.

•

The 2009 Plan contains a “double trigger” vesting provision for equity awards. This means that any awards assumed in a change in control transaction would vest in connection with the transaction only if the award holder’s employment is terminated without “cause,” or the award holder leaves for “good reason”, within a specified period of time after the transaction.

Plan Limits

The maximum number of shares of our common stock that may be issued or transferred with respect to awards under the 2009 Plan is 5,000,000, which may include authorized but unissued shares, treasury shares, or a combination of the foregoing. The 2009 Plan provides that “full-value awards,” meaning all awards other than stock options and SARs, will be counted against the 2009 Plan maximum in a 2-to-1 ratio. For example, if we grant 100 restricted stock units, we would reduce the 2009 Plan limit by 200 shares. Stock options and SARs will be counted against the 2009 Plan limit in a 1-to-1 ratio.

Shares covering awards that terminate or are forfeited will again be available for issuance under the 2009 Plan, and upon payment in cash of the benefit provided by any award granted under the 2009 Plan, any shares that were covered by that award will be available for issue or transfer under the 2009 Plan. Shares surrendered for the payment of the exercise price under stock options, repurchased by us with option proceeds, or withheld for taxes upon exercise or vesting of an award, will not again be available for issuance under the 2009 Plan. In addition, when a SAR is exercised and settled in shares, all of the shares underlying the SAR will be counted against the 2009 Plan limit regardless of the number of shares used to settle the SAR.

The 2009 Plan imposes various sub-limits on the number of shares of our common stock that may be issued or transferred under the 2009 Plan. In order to comply with the rules applicable to ISOs, the 2009 Plan provides that the aggregate number of shares actually issued or transferred upon the exercise of ISOs may not exceed 3,000,000 shares. In order to comply with the exemption from Section 162(m) of the Internal Revenue Code relating to performance-based compensation, the 2009 Plan imposes the following additional individual sub-limits on awards intended to satisfy that exemption:

•	the maximum aggregate number of shares that may be subject to stock options or SARs granted in any calendar year to any one participant will be 1,200,000 shares;

•

the maximum aggregate number of shares of restricted stock and shares subject to restricted stock units and other stock-based awards granted in any calendar year to any one participant will be 600,000 shares;

•	the maximum aggregate number of shares deliverable under performance shares granted in any calendar year to any one participant will be 750,000 shares;

•

the maximum aggregate compensation that can be paid pursuant to performance units or other cash-based awards granted in any calendar year to any one participant will be $1,200,000 or a number of shares having an aggregate fair market value not in excess of such amount; and

•	the maximum dividend equivalents that may be paid in any calendar year to any one participant will be $300,000.

Administration

The 2009 Plan will be administered by our Compensation Committee or such other committee as our Board selects consisting of two or more directors, each of whom is intended to be a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, an “outside director” under regulations promulgated under Section 162(m) of the Internal Revenue Code, and an “independent director” under the NASDAQ Global Market rules. The Compensation Committee will have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the 2009 Plan.

Our board may reserve to itself any or all of the authority and responsibility of the Compensation Committee under the 2009 Plan or may act as administrator of the 2009 Plan for any and all purposes. In addition, our Board or Compensation Committee may expressly delegate to a special committee, consisting of one or more directors who are also our officers, some or all of the Compensation Committee’s authority, within specified parameters, to grant awards to eligible participants who, at the time of grant, are not officers.

Eligibility

The 2009 Plan provides that awards may be granted to our employees, consultants and non-employee directors, except that ISOs may be granted only to employees. Approximately seven non-employee directors and approximately 232 employees and consultants would currently be eligible to participate in the 2009 Plan.

Duration and Modification

The 2009 Plan will terminate on June 6, 2022, or such earlier date as our Board of Directors may determine. The 2009 Plan will remain in effect for outstanding awards until no awards remain outstanding. The Board may amend, suspend or terminate the 2009 Plan at any time but shareholder approval is required for any amendment to the extent necessary to comply with the NASDAQ Global Market rules or applicable laws. Currently, the NASDAQ Global Market rules would require shareholder approval for a material amendment of the 2009 Plan, which would include any material increase in the number of shares to be issued under the 2009 Plan (other than to reflect a reorganization, stock split, merger, spinoff or similar transaction), any material increase in benefits to participants, any material change to extend the duration of the 2009 Plan, any material expansion of the class of participants eligible to participate in the 2009 Plan, and any expansion of the types of options or awards provided under the 2009 Plan.

Stock Options

Our Compensation Committee may, at any time and from time to time, grant stock options to participants in such number as the committee determines in its discretion. Stock options may consist of ISOs, non-qualified stock options or any combinations of the foregoing awards.

Stock options provide the right to purchase shares at a price not less than their fair market value on the date of grant (which date may not be earlier than the date that the compensation committee takes action with respect to such grants). The fair market value of our common stock as reported on the NASDAQ Global Market on June 6, 2012 was $2.37 per share. No stock options may be exercised more than 10 years from the date of grant.

Each grant must specify (i) the period of continuous employment that is necessary (or the performance objectives that must be achieved) before the stock options become exercisable and (ii) the extent to which the option holder will have the right to exercise the stock options following termination. Our compensation committee will determine the terms in its discretion, which terms need not be uniform among all option holders.

The option price is payable at the time of exercise (i) in cash, (ii) by tendering unrestricted shares of our common stock that are already owned by the option holder and have a value at the time of exercise equal to the option price, (iii) with any other legal consideration that our compensation committee may deem appropriate, or (iv) by any combination of the foregoing methods of payment. Any grant of stock options may provide for deferred payment of the option price from the proceeds of sale through a broker on the date of exercise of some or all of the shares (although, in the case of executive officers and directors, this payment method may be affected by the restrictions on personal loans to executive officers provided by the Sarbanes-Oxley Act of 2002).

SARs

Our compensation committee may, at any time and from time to time, grant SARs to participants in such number as the committee determines in its discretion. SARs can be tandem (granted with stock options to provide an alternative to exercise of the option) or free-standing.

The grant price for each freestanding SAR will be determined by the committee, in its discretion, and will be at least equal to the fair market value of a share on the date of grant. The grant price of tandem SARs will be equal to the exercise price of the related stock option. No SAR may be exercised more than 10 years from the date of grant.

Upon the exercise of a SAR, the holder is entitled to receive payment in an amount determined by multiplying: (i) the excess of the fair market value of a share on the date of exercise over the grant price; by (ii) the number of shares with respect to which the SAR is exercised. Each grant will specify whether the payment will be in cash, shares of equivalent value, or in some combination thereof.

Tandem SARs may only be exercised at a time when the related stock option is exercisable and the spread is positive. Upon exercise of a tandem SAR, the related stock option will be surrendered for cancellation.

Each grant of a free-standing SAR must specify (i) the period of continuous employment that is necessary (or the performance objectives that must be achieved) before the SAR becomes exercisable and (ii) the extent to which the holder will have the right to exercise the SAR following termination. Our compensation committee will determine these terms in its discretion, and these terms need not be uniform among all participants.

Restricted Stock

Our compensation committee may, at any time and from time to time, grant or sell shares of restricted stock to participants in such number as the committee determines in its discretion.

An award of restricted stock constitutes an immediate transfer of ownership of a specified number of shares to the recipient in consideration of the performance of services. Unless otherwise provided by the compensation committee, the participant is entitled immediately to voting, dividend and other ownership rights in the shares. The transfer may be made without additional consideration or in consideration of a payment by the recipient that is less than the fair market value per share on the date of grant.

Restricted shares must be subject to a “substantial risk of forfeiture,” within the meaning of Section 83 of the Internal Revenue Code, based on the passage of time, the achievement of performance objectives, or upon the occurrence of other events as determined by our compensation committee, at its discretion. In order to enforce these forfeiture provisions, the transferability of restricted shares will be prohibited or restricted in the manner prescribed by the compensation committee on the date of grant for the period during which such forfeiture provisions are to continue.

Restricted Stock Units

Our compensation committee may, at any time and from time to time, grant or sell restricted stock units to participants in such number as the committee determines in its discretion.

Restricted stock units constitute an agreement to deliver shares to the recipient in the future at the end of a restriction period and subject to the fulfillment of such conditions as the compensation committee may specify. The transfer may be made without additional consideration or in consideration of a payment by the recipient that is less than the fair market value per share on the date of grant.

During the restriction period the participant has no right to transfer any rights under his or her award and no right to vote or receive dividends on the shares covered by the restricted stock units, but the compensation committee may authorize the payment of dividend equivalents with respect to the restricted stock units.

Performance Shares and Performance Units

Our compensation committee may, at any time and from time to time, grant performance shares or performance units to participants in such number as the committee determines in its discretion. A performance share is the equivalent of one share of our common stock and a performance unit is the equivalent of $1.00.

The participant will be required to meet one or more performance objectives (as described below) within a specified period. Payment of the performance shares or performance units depends on the extent to which the performance objectives have been achieved. To the extent earned, the participant will receive the performance shares or performance units at the time and in the manner determined by our compensation committee, in cash, shares or any combination thereof.

The participant has no right to transfer any rights under his or her award and no right to vote or receive dividends on the shares covered by the performance shares, but the compensation committee may authorize the payment of dividend equivalents with respect to the performance shares.

Other Awards

Our compensation committee may, at any time and from time to time, grant or sell other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of our common stock or factors that may influence the value of such shares. For example, the awards may include convertible or exchangeable debt securities or other securities, purchase rights for shares, or awards with value and payment contingent upon performance of our company or our subsidiaries or other factors determined by the compensation committee.

The compensation committee will determine the terms and conditions of these awards. Shares delivered pursuant to these types of awards will be purchased for such consideration, by such methods and in such forms as the compensation committee determines. We may also grant cash awards, as an element of or supplement to any other award granted under the 2009 Plan.

The compensation committee may also grant shares as a bonus, or may grant other awards in lieu of obligations of our company or a subsidiary to pay cash or deliver other property under the 2009 Plan or under other plans or compensatory arrangements, subject to such terms as are determined by the compensation committee.

Performance Objectives

Our compensation committee may designate any award as a qualified performance-based award in order to make the award fully deductible for federal income tax purposes without regard to the $1.0 million limit imposed by Section 162(m) of the Internal Revenue Code. If an award is so designated, the compensation committee must establish objectively determinable performance objectives for the award within certain time limits. Performance objectives for such awards will be based on one or more of the following criteria: revenues, weighted average revenue per unit, earnings from operations, operating income, earnings before or after interest and taxes, operating income before or after interest and taxes, net income, cash flow, earnings per share, debt to capital ratio, economic value added, return on total capital, return on invested capital, return on equity, return on assets, total return to shareholders, earnings before or after interest, taxes, depreciation, amortization or extraordinary or special items, operating income before or after interest, taxes, depreciation, amortization or extraordinary or special items, return on investment, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, cash flow in excess of cost of capital, operating margin, profit margin, contribution margin, stock price and/or strategic business criteria consisting of one or more objectives based on meeting specified product development, strategic partnering, research and development, market penetration, geographic business expansion goals, cost targets, customer satisfaction, gross or net additional customers, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures.

Performance objectives may be described in terms of either company-wide objectives or objectives that are related to the performance of the individual participant or subsidiary, division, department, region or function within our company or a subsidiary in which the participant is employed. The performance objectives may be relative to the performance of a group of comparable companies, or published or special index that our compensation committee, in its discretion, deems appropriate, or we may also select performance objectives as compared to various stock market indices.

Acceleration of Awards

Our compensation committee may in its discretion determine at any time that: (i) all or a portion of a participant’s stock options, SARs and other awards in the nature of rights that may be exercised will become fully or partially exercisable; (ii) all or a part of the time-based vesting restrictions on all or a portion of the outstanding awards will lapse; (iii) any performance-based criteria with respect to any awards will be deemed to be wholly or partially satisfied; and/or (iv) any other limitation or requirement under any such award will be waived, in each case, as of such date as the compensation committee, in its discretion, declares. Any such decisions by the compensation committee need not be uniform among all participants or awards. Unless our compensation committee otherwise determines, any such adjustment that is made with respect to an award that is intended to qualify for the performance-based exception of Section 162(m) of the Internal Revenue Code will be specified at such times and in such manner as will not cause such awards to fail to qualify under the performance-based exception. Additionally, the compensation committee will not make any adjustment that would cause an award that is otherwise exempt from Section 409A of the Internal Revenue Code to become subject to Section 409A or that would cause an award that is subject to Section 409A of the Internal Revenue Code to fail to satisfy the requirements of Section 409A.

Change in Control

If we experience a change in control and the resulting entity assumes, converts or replaces the outstanding awards under the 2009 Plan, the awards will continue to vest in accordance with their terms, except that vesting will accelerate upon a participant’s earlier involuntary termination of employment without cause, or resignation with good reason, within two years after the transaction. On the other hand, if the resulting entity does not assume, convert or replace awards outstanding under the 2009 Plan in connection with the change in control, the awards will become fully vested and no longer subject to any restrictions, and any performance objectives will be deemed to have been satisfied at target.

A change-in-control generally means any of the following: (i) an acquisition of 50% or more of our common stock; (ii) a change in the membership of our board of directors, so that the current incumbents and their approved successors no longer constitute a majority; (iii) a reorganization, merger, consolidation or other sale of substantially all of our assets, unless the company’s shareholders own more than 50% of the common stock or voting stock of the successor corporation, no person owns 50% or more of the common stock or voting stock of the successor corporation, and a majority of the directors are incumbent directors; or (iv) our shareholders approve a complete liquidation of the company.

Transferability

Except as our board or compensation committee otherwise determines, awards granted under the 2009 Plan will not be transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by our compensation committee, stock options and SARs will be exercisable during a participant’s lifetime only by him or her or, in the event of the participant’s legal incapacity to do so, by his or her guardian or legal representative. Any award made under the 2009 Plan may provide that any shares issued or transferred as a result of the award will be subject to further restrictions upon transfer.

Adjustments

In the event of any equity restructuring, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through a large, nonrecurring cash dividend, our compensation committee will adjust the number and kind of shares that may be delivered under the 2009 Plan, the individual award limits, and, with respect to outstanding awards, the number and kind of shares subject to outstanding awards, the exercise price, and the grant price or other price of shares subject to outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the compensation committee may, in its discretion, cause there to be such equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights. However, unless otherwise determined by the compensation committee, we will always round down to a whole number of shares subject to any award. Any such adjustment will be made by our compensation committee, whose determination will be conclusive.

Prohibition on Re-Pricing

Subject to adjustment as described under “Adjustments” immediately above, the 2009 Plan does not permit, without the approval of our shareholders, what is commonly known as the “re-pricing” of stock options or SARs, including:

•	an amendment to reduce the exercise price of any outstanding stock option or base price of any outstanding SAR;

•	the cancellation of an outstanding stock option or SAR and replacement with a stock option having a lower exercise price or with a SAR having a lower base price; and

•	the cancellation of an outstanding stock option or SAR and replacement with another award under the 2009 Plan.

Federal Income Tax Consequences

The following discussion is limited to a summary of the U.S. federal income tax provisions relating to the grant, exercise and vesting of awards under the 2009 Plan. The tax consequences of awards may vary according to country of participation. Also, the tax consequences of the grant, exercise or vesting of awards vary depending upon the particular circumstances, and it should be noted that income tax laws, regulations and interpretations change frequently. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local and foreign tax laws.

Tax Consequences to Participants

Nonqualified Stock Options. In general, (i) a participant will not recognize income at the time a nonqualified option is granted; (ii) a participant will recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price paid for the shares; and (iii) at the time of sale of shares acquired pursuant to the exercise of the nonqualified option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted or exercised. However, the excess of the fair market value of the shares on the date of exercise over the option price paid may constitute a preference item for the alternative minimum tax. If shares are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of the grant or within one year after the issuance of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares as of the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

SARs. A participant will not recognize income upon the grant of a tandem SAR or a free-standing SAR. The participant generally will recognize ordinary income when the SAR is exercised in an amount equal to the cash and the fair market value of any unrestricted shares received on the exercise.

Restricted Stock. A participant will not be subject to tax until the shares of restricted stock are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Internal Revenue Code (“restrictions”). At that time, the participant will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the participant for such restricted shares). However, a participant who so elects under Section 83(b) of the Internal Revenue Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions) over the purchase price, if any, of such restricted shares. Any appreciation (or depreciation) realized upon a later disposition of such shares will be treated as long-term or short-term capital gain depending upon how long the shares have been held. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject to the restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

Restricted Stock Units, Performance Shares, Performance Units. A participant will not recognize income upon the grant of restricted stock units, performance shares or performance units. Upon payment of the awards, the participant generally will recognize ordinary income in an amount equal to the cash and the fair market value of any unrestricted shares received.

Dividend Equivalents. Any dividend equivalents awarded with respect to awards granted under the 2009 Plan and paid in cash or unrestricted shares will be taxed to the participant at ordinary income rates when received by the participant.

Section 409A. The 2009 Plan permits the grant of various types of awards that may or may not be exempt from Section 409A of the Internal Revenue Code. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, stock options and stock appreciation rights that comply with the terms of the 2009 Plan are designed to be exempt from the application of Section 409A. Restricted stock units, performance shares, performance units and dividend equivalents granted under the 2009 Plan would be subject to Section 409A unless they are designed to satisfy the short-term deferral exemption (or other applicable exception). If not exempt, those awards will be designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.

Tax Consequences to Us

To the extent that a participant recognizes ordinary income in the circumstances described above, our company or our subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income (i) meets the test of reasonableness, is an ordinary and necessary business expense, and is not an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code; and (ii) is not disallowed by the $1.0 million limitation on executive compensation under Section 162(m) of the Internal Revenue Code.

New Plan Benefits

Our compensation committee will determine all awards for our fiscal year 2013, but no new awards to our officers, employees, consultants or non-employee directors are currently determinable.

Current Equity Compensation Plan Information

The following table provides information as of February 29, 2012 about our equity compensation plans under which awards are currently outstanding.

Plan Category	Number of Shares Issuable Upon Exercise of Outstanding Options, Warrants and Rights (1) (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Shares Remaining Available for Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column (a)) (c)(2)
Equity compensation plans approved by security holders	3,211,919	$2.13	394,268
Equity compensation plans not approved by security holders(3)	115,000	2.65	N/A

Total	3,326,919	$2.15	394,268

(1)

Column (a) represents the number of shares of our common stock that may be issued in connection with the exercise or conversion of 1,434,741 outstanding stock options granted under our Amended and Restated 2004 Stock Options Plan (the “2004 Plan”) and 1,777,178 outstanding stock options and restricted stock units granted under our 2009 Plan.

(2)	Column (c) includes shares that may be issued under our 2009 Plan.
(3)

Represents 55,000 outstanding stock option awards made to employees outside of our plans pursuant to individual employment agreements and 60,000 warrants to promoters and licensors outside of our plans.

Required Vote for Approval

Approval of Proposal No. 3 requires the affirmative vote of a majority of the shares of our common stock present at the annual meeting and cast on the proposal.

Recommendation of Our Board of Directors

Our Board of Directors has approved the 2009 Plan and recommends that you vote in favor of Proposal No. 3.

CORPORATE GOVERNANCE

Board and Committee Meetings

As of February 29, 2012, the Board of Directors consisted of nine members. During fiscal year 2012, the Board of Directors met twenty-three times. Each director attended not less than 75% of the aggregate number of meetings of the Board and meetings of all committees on which such director served.

Our Board of Directors has affirmatively determined that each of Messrs. Adams, Banker, Bernard, Palley, McGowan, Sellers and Steinberg qualifies as independent in accordance with the listing standards of the NASDAQ Global Market, except that Mr. Sellers would not be independent for purposes of serving on our Audit Committee due to his affiliation with Sellers Capital Master Fund, Ltd., our largest shareholder. Mr. Weiser is an executive officer of the Company, and therefore Mr. Weiser is not an independent director. The independent directors meet regularly in executive sessions, which take place at least twice a year.

Board Leadership Structure

The Board of Directors has determined that having a Chairman separate from the Chief Executive Officer is in the best interest of the Company and its shareholders at this time. Separation of the Chairman and CEO position is viewed as a corporate governance “best practice” and the Board believes this structure provides for very effective monitoring and evaluation of executive performance. Mr. Sellers, managing member of the Company’s largest shareholder, serves as Chairman of the Board of Directors.

Board Committees

The Board of Directors has established an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee and a Litigation Committee. The current charters of each of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are available on our website located at www.prxi.com under the heading “Investor Relations” under the subheading “Corporate Governance.” In addition, our Code of Ethics is available on our website located at www.prxi.com under the heading “Investor Relations”. The information contained on our website is not a part of this proxy statement.

Audit Committee

Our Audit Committee was formed in April 2006. The current members of the Audit Committee are Mr. Bernard (Chairman), Mr. Adams and Mr. Palley. Our Board of Directors has determined that all of the members of the Audit Committee are independent in accordance with the listing standards of the NASDAQ Global Market and applicable SEC rules. Our Board of Directors has designated Mr. Adams and Mr. Bernard, the Audit Committee Chairman, as “Audit Committee financial experts” under applicable SEC rules. See Proposal No. 1 for more information about Mr. Adams’ and Mr. Bernard’s background and experience.

Our Audit Committee serves as an independent and objective party to monitor our financial reporting process and internal control system; retains and pre-approves audit and any non-audit services to be performed by our independent registered accounting firm; directly consults with our independent registered public accounting firm; reviews and appraises the efforts of our independent registered public accounting firm; and provides an open avenue of communication among our independent registered public accounting firm, financial and senior management and the Board of Directors. The Audit Committee’s report relating to fiscal year 2012 is included in this proxy statement.

Compensation Committee

Our Compensation Committee was formed in April 2006. The current members of the Compensation Committee are Mr. Adams (Chairman), Mr. Banker and Mr. Steinberg. Our Board of Directors has determined that each of the members of our Compensation Committee is independent in accordance with the listing standards of the NASDAQ Global Market. The Compensation Committee met five times in fiscal year 2012.

Our Compensation Committee discharges the responsibilities of our Board of Directors relating to the compensation of our executive officers. Among its duties, our Compensation Committee determines the compensation and benefits paid to our executive officers, including our President and Chief Executive Officer.

Our Compensation Committee annually reviews and determines salaries, bonuses and other forms of compensation paid to our executive officers and management, approves recipients of stock option awards and establishes the number of shares and other terms applicable to such awards.

Our Compensation Committee also determines the compensation paid to our Board of Directors, including equity-based awards. More information about the compensation of our non-employee directors is set forth in the section of this proxy statement titled “Director Compensation.”

In addition, our Compensation Committee is responsible for reviewing and discussing with management the executive compensation disclosures that SEC rules require be included in our annual proxy statement and performing such other tasks that are consistent with its charter.

Our Compensation Committee has the authority to delegate any of its responsibilities to subcommittees that are composed entirely of independent directors, as the Chairman of the Compensation Committee may deem appropriate.

Corporate Governance and Nominating Committee

Our Corporate Governance and Nominating committee was formed in April 2006. The current members of the Corporate Governance and Nominating Committee are Mr. Banker (Chairman) and Mr. Sellers. The Board of Directors has determined that each member of our Corporate Governance and Nominating Committee is independent in accordance with the listing standards of the NASDAQ Global Market. The Corporate Governance and Nominating Committee met four times in fiscal year 2012.

Our Corporate Governance and Nominating Committee is charged with recommending the slate of director nominees for election to the Board of Directors, identifying and recommending candidates to fill vacancies on the Board, and reviewing, evaluating and recommending changes to our corporate governance processes. Among its duties and responsibilities, the Corporate Governance and Nominating Committee periodically evaluates and assesses the performance of the Board of Directors; reviews the qualifications of candidates for director positions; assists in identifying, interviewing and recruiting candidates for the Board; reviews the composition of each committee of the Board and presents recommendations for committee memberships; reviews the compensation paid to non-employee directors; and reviews and recommends changes to the charter of the Corporate Governance and Nominating Committee and to the charters of other Board committees.

The process to be followed by the Corporate Governance and Nominating Committee to identify and evaluate candidates includes (i) requests to Board members, our Chief Executive Officer, and others for recommendations, (ii) meetings from time to time to evaluate biographical information and background material relating to potential candidates and their qualifications, and (iii) interviews of selected candidates.

The Corporate Governance and Nominating Committee considers recommendations for nomination to the Board of Directors submitted by shareholders.

Our Bylaws set forth the requirements for the submission of such nominations by shareholders for election at a meeting of our shareholders. For a nomination to be made by a shareholder, such shareholder must have given timely notice in proper written form to us. To be timely, a shareholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 45 days nor more than 60 days prior to the date of the meeting of shareholders.

To be in proper written form, a shareholder’s notice must set forth, as to each person whom the shareholder proposes to nominate for election as a director, the following information:

•	the name, age, business address and residence address of the person;

•	the principal occupation or employment of the person;

•	the class or series and number of shares of capital stock that are owned beneficially or of record by the person; and

•

any other information relating to the person that would be required to be disclosed in a proxy statement or in other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.

In addition, as to the shareholder giving the notice, the notice must set forth:

•	the name and record address of such shareholder;

•	the class or series and number of shares of capital stock that are owned beneficially or of record by such shareholder;

•

a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder;

•	a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and

•

any other information relating to such shareholder that would be required to be disclosed in a proxy statement or in other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.

Such notice must be accompanied by the written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. Recommendations for nomination, together with appropriate biographical information, should be sent to the following address: Premier Exhibitions, Inc., 3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia 30326, Attention: Secretary. The qualifications of recommended candidates will be reviewed by the Corporate Governance and Nominating Committee.

In evaluating the suitability of candidates to serve on the Board of Directors, including shareholder nominees, the Corporate Governance and Nominating Committee seeks candidates who are independent pursuant to the listing standards of the NASDAQ Global Market and who meet certain selection criteria established by the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee also considers an individual’s skills, character and professional ethics, judgment, leadership experience, business experience and acumen, familiarity with relevant industry issues, national and international experience and other relevant criteria that may contribute to our success. This evaluation is performed in light of the skill set and other characteristics that would most complement those of the current directors, including the diversity, maturity, skills and experience of the board as a whole.

Litigation Committee

Our Litigation Committee was formed in February 2009. The current members of the Litigation Committee are Mr. Palley (Chairman), Mr. Bernard and Mr. Weiser.

The Litigation Committee is a standing committee of the Board formed to monitor significant litigation involving the Company.

Risk Oversight

The Board of Directors is responsible for the oversight of the Company’s risk management efforts. While the full Board of Directors is ultimately responsible for this oversight function, individual committees may consider specific areas of risk from time to time as directed by the Board. In addition, in accordance with applicable regulations and its charter, the Audit Committee periodically considers all financial risks of the Company. Members of management responsible for particular areas of risk for the Company provide presentations, information and updates on risk management efforts as requested by the Board or a Board committee.

Shareholder Communications

Shareholders and other interested parties may send correspondence by mail to the full Board of Directors or to individual directors. Shareholders should address such correspondence to the Board of Directors or the relevant Board members in care of: Premier Exhibitions, Inc., 3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia 30326, Attention: Secretary.

All such correspondence will be compiled by our Secretary and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy or similar substantive matters will be forwarded to the Board of Directors, one of the committees of the Board, or a member thereof for review. Correspondence relating to the ordinary course of business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications are usually more appropriately addressed by the officers or their designees and will be forwarded to such persons accordingly.

Director Compensation

Our Compensation Committee annually reviews and approves compensation for our non-employee directors. Generally, the Compensation Committee sets director compensation at a level that is intended to provide an incentive for current directors to continue in their roles and for new directors to join our Board of Directors.

Director Compensation Plan

On April 23, 2009, our Board of Directors approved a new director compensation plan to attract and retain qualified directors to assist us in efforts to turnaround our the performance of our Company. Under the new plan, we pay an annual retainer of $90,000 to each of our non-employee directors, which is paid partly in equity and partly in cash. The purpose of the equity component is to better align the interests of our directors with those of our shareholders. The directors do not receive additional fees for attendance at Board or Board committee meetings. Mr. Sellers does not accept any compensation for his services as a Director or Chairman of our Board of Directors.

For the 2011 and 2012 calendar years, each non-employee director could elect to receive the annual retainer in either (a) $50,000 equity and $40,000 cash or (b) $30,000 equity and $60,000 cash. Equity compensation is in the form of restricted stock units granted under the 2009 Equity Incentive Plan and vesting on the earlier of (i) January 1 of the following year, (ii) a change-of-control, or (iii) the day when a director ceases to serve on our Board of Directors. If a director ceases to be a member of our Board of Directors, his restricted stock units will vest immediately and proportionately to the period of time served by the director during the year. The restricted stock units will be payable to the non-employee director, in shares of our common stock, within 20 days after becoming vested, and any units that do not vest will be forfeited. Cash compensation is paid monthly.

2012 Director Compensation Table

The following table sets forth information regarding the compensation of our non-employee directors for fiscal year 2012. Information about the compensation of Mr. Davino and Mr. Weiser for their services during fiscal year 2012 is fully reflected in the 2012 Summary Compensation table on page 25.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
William M. Adams	60,000	(3)	30,000	—	—	90,000
Douglas Banker	60,000	(3)	30,000	—	—	90,000
Ronald Bernard	60,000	(3)	30,000	—	—	90,000
Mark McGowan (4)	26,778	(3)	30,000	—	—	56,778
Stephen Palley	60,000	(3)	30,000	—	—	90,000
Mark A. Sellers (5)	—		—	—	—	—
Bruce Steinberg	60,000	(3)	30,000	—	—	90,000

(1)

Represents the full grant date fair value, computed in accordance with FASB ASC Topic 718 as disclosed in footnote 1 to the 2012 Summary Compensation Table, of restricted stock units granted to directors on January 1, 2012. The restricted stock units were granted in connection with our director compensation program, under which each director may annually elect to receive a portion of his annual retainer in restricted stock units. Pursuant to their elections, for the 2012 calendar year Messrs. Adams, Banker, Bernard, McGowan, Palley, and Steinberg received 16,861 restricted stock units on January 1, 2012. For the 2011 calendar year, each of Messrs. Adams, Banker, Bernard, Palley and Steinberg received 15,902 restricted stock units on January 1, 2011 and Mr. McGowan received 5,152 restricted stock units upon his appointment in September 2011. The pro-rated grant date fair value for the 2011 and 2012 awards that accrued over the 2012 fiscal year was $30,000 for Messrs. Adams, Banker, Bernard, Palley and Steinberg and $16,728 for Mr. McGowan.

(2)

We did not grant any stock option awards to our non-employee directors for fiscal year 2012. As of February 29, 2012, the following vested and unvested stock option awards, in aggregate, were outstanding: Douglas Banker – 75,000 options.

(3)	Represents the amount earned with respect to fiscal year 2012.
(4)	Mr. McGowan was appointed to the Board of Directors effective September 16, 2011.
(5)	Mr. Sellers has elected not to receive any compensation for his services as a Director or the Chairman of our Board of Directors.

Director Attendance at Annual Meetings

Our policy is that all directors, absent special circumstances, should attend our annual meeting of shareholders. All directors and nominees named in our proxy statement for the 2011 Annual Meeting of Shareholders other than Mr. Steinberg were in attendance at that meeting.

Compensation Committee Interlocks and Insider Participation

No current member of our Compensation Committee: (i) was an officer or employee of ours or any of our subsidiaries during fiscal year 2012; (ii) was formerly an officer of ours or any of our subsidiaries; or (iii) had any relationship requiring disclosure in this proxy statement pursuant to SEC rules. In addition, none of our executive officers served: (i) as a member of the Compensation Committee (or any other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on our Compensation Committee; (ii) as a director of another entity, one of whose executive officers served on our Compensation Committee; or (iii) as a member of the Compensation Committee (or any other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of our company.

EXECUTIVE OFFICERS

Samuel S. Weiser, age 52, serves as our Interim President and Chief Executive Officer. Further information about Mr. Weiser is set forth in Proposal No. 1.

Michael J. Little, age 45, became our Chief Financial Officer on June 27, 2011. Mr. Little was formerly a consultant with The Edge Group, LLC, a consulting practice specializing in strategic and tactical planning, acquisition services, complex financial modeling, investor presentations, organizational structure analysis, and new system implementation. From 1997 through 2009, Mr. Little was employed by Feld Entertainment, a worldwide producer of live family entertainment, in various financial and strategic planning roles. He served as Chief Financial Officer of Feld Entertainment from 2004 to 2009. Mr. Little received a Bachelor of Science degree from Towson State University and a Master of Science in Business from Johns Hopkins University.

Robert A. Brandon, age 61, has served as our General Counsel, Senior Vice President of Business Affairs and Secretary since February 16, 2012, having previously served as our General Counsel, Vice President of Business Affairs and Secretary since October 23, 2009. Mr. Brandon joined the Company as Deputy General Counsel in June 2008. In 1984, Mr. Brandon began his legal career with Proskauer Rose, L.P. where he was a Corporate Associate. From 1988 to 2007, Mr. Brandon worked in the Legal Department at Madison Square Garden, L.P., functioning as Senior Vice President—Legal and Business Affairs for his last ten years there, with duties that included oversight of all legal work for the Booking, Concert Promotion and Theatrical Divisions of Madison Square Garden and Radio City Music Hall. Thereafter, he was a self-employed legal consultant for clients in the entertainment and media industries until joining the Company. Mr. Brandon has a Bachelor of Arts degree from Colgate University and a Juris Doctorate from Brooklyn Law School.

EXECUTIVE COMPENSATION

Executive Compensation Overview

Fiscal 2012. Fiscal 2012 was a transition year, as the Company appointed a new Chief Financial Officer and began a search for a permanent Chief Executive Officer. During fiscal 2012, the Compensation Committee and the Company had several objectives:

•	to attract and retain talented individuals to lead the Company;

•	to provide compensation arrangements that motivate our executives; and

•	to align the interests of our executives with those of our shareholders, particularly for our Chief Executive Officer.

The Compensation Committee’s intent was to achieve these objectives while also focusing on the best interest of the Company and its shareholders by moving toward standardized executive agreements. The focus on standardizing agreements has led to more consistent and rational severance and termination payment provisions, standard non-compete provisions, standard requirements of a release of claims upon termination and standardized benefit provisions. All of these provisions add predictability to our executive compensation agreements and we believe better protect the interests of the Company.

To date, the level of total direct compensation in each executive employment agreement has been established on a case by case basis during negotiations with the executive candidate, based on experience with similar executives, where available, and based on the competitiveness for executives in certain roles.

Fiscal 2013. For fiscal 2013, the Compensation Committee and the Company have several key objectives for its executive compensation programs:

•

to establish targets for at-risk components of compensation, in the form of performance-based annual incentives dependent upon annual financial goals or equity compensation dependent upon performance or time based vesting, and to provide any increases to total direct compensation consistent with these targets;

•

to focus on pay for performance, by conditioning payment of any annual bonus components of individual executive employment agreements on specific and measurable achievement of the Company’s annual budget, other financial goals and specific business objectives; and

•	to retain flexibility to reward exceptional individual performance.

While not all of these objectives can be fully realized in one fiscal year, the Compensation Committee and the Board have made substantial progress in establishing consistency in new contracts with our executive officers and other key employees. The Company has also established a budget for fiscal 2013 with financial and operating targets, and the Compensation Committee is finalizing the annual incentive opportunities for our executive team to align with these performance objectives. In addition, the employment agreement of our Chief Financial Officer and Chief Operating Officer provides for 250,000 options. Our Compensation Committee believes significant equity based compensation components are the most effective way to align our most senior executives’ interest with those of our shareholders.

The following section contains information on the compensation of our executive officers for fiscal year 2012. Throughout this proxy statement, the persons included in the 2012 Summary Compensation Table are referred to as our “named executive officers.”

2012 Summary Compensation Table

The table below presents information regarding the compensation for fiscal years 2012, 2011, and 2010 for our Interim President and Chief Executive Officer, our Chief Financial Officer and Chief Operating Officer, our former chief executive officer, and all of our other executive officers employed by us at any time during fiscal year 2012. The individuals listed in the Summary Compensation Table are referred to collectively in this proxy statement as the “named executive officers.”

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Samuel S. Weiser (3) Interim President and Chief Executive Officer	2012	338,333	(4)			30,000	(5)			40,128	408,461
Michael J. Little (6) Chief Financial Officer and Chief Operating Officer	2012	134,616		90,000	(7)			308,460		38,408	571,484
Robert Brandon (8)	2012	247,385								17,946	265,331
General Counsel and	2011	241,631		20,000	(9)	86,400		—		17,525	365,556
Senior Vice President of Business Affairs	2010	220,997		75,500		—		—		15,903	312,400
Christopher J. Davino (10)	2012	290,000		122,500	(11)					41,854	454,354
Former President and	2011	290,000		36,000		—		—		37,598	363,598
Chief Executive Officer	2010	449,038		246,280		—		737,100		25,523	1,457,941

(1)

The dollar value of restricted stock and option grants represent the grant date fair value calculated in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the compensation cost is set forth in Note 10 (Stock Compensation and Stock Options) to the Consolidated Financial Statements in our Annual Report on Form 10-K for fiscal year 2012.

(2)	The amounts in the All Other Compensation Column for fiscal year 2012 consist of the following compensation items:

Name	Year	Medical Insurance Premiums ($)	Auto Allowance ($)	Living and Commuting Allowance ($)	Relocation ($)	Unpaid Vacation ($)	Severance ($)	Consulting ($)	Total ($)
Samuel Weiser	2012		—	40,128	—	—	—	—	40,128
Michael Little	2012	9,072	—	29,336	—	—	—		38,408
Robert Brandon	2012	17,946	—	—	—	—	—	—	17,946
Christopher Davino	2012	12,387	—	29,467	—	—	—	—	41,854

The table above summarizes the amounts in the All Other Compensation Column for fiscal year 2012. The All Other Compensation Column for fiscal year 2011 includes medical insurance premiums of $11,678 for Mr. Davino and $17,525 for Mr. Brandon and living and commuting allowance of $25,920 for Mr. Davino. The All Other Compensation Column for fiscal year 2010 includes medical insurance premiums of $9,009 for Mr. Davino and $15,903 for Mr. Brandon and $16,514 in living and commuting allowances for Mr. Davino.

(3)

Mr. Weiser was appointed as our Interim Chief Financial Officer on May 19, 2011, after the end of fiscal year 2011, and was appointed Interim President and Chief Executive Officer on November 28, 2011.

(4)

The amount in this column reflects (a) payments to Mr. Weiser for his services as an interim officer pursuant to a consulting agreement with Foxdale Management, LLC, as more fully described under Related Party Transactions on page 32 of this Proxy Statement and (b) fees paid in cash to Mr. Weiser for his service as a director of the Company. For calendar year 2011, Mr. Weiser elected to receive his director fees $50,000 in restricted stock units and $40,000 in cash; for calendar year 2012, Mr. Weiser elected to receive his director fees $30,000 in restricted stock units and $60,000 in cash. This figure includes the cash amount earned with respect to fiscal 2012.

(5)	The amount in this column reflects the grant date fair value of restricted stock units granted to Mr. Weiser for his service as a director of the Company.
(6)	Mr. Little was appointed Chief Financial Officer on June 16, 2011 and became Chief Financial Officer and Chief Operating Officer on November 28, 2011.
(7)

Pursuant to Mr. Little’s employment agreement, he has the opportunity to receive a discretionary bonus of up to 50% of his base salary annually. The actual bonus paid for Mr. Little’s fiscal year 2012 performance was $90,000.

(8)

Mr. Brandon was appointed as our General Counsel and Vice President of Business Affairs on October 23, 2009. He was appointed General Counsel and Senior Vice President of Business Affairs on February 16, 2012.

(9)

Pursuant to Mr. Brandon’s employment agreement, he has the opportunity to receive a discretionary bonus of up to 25% of his base salary annually. The actual bonus paid for Mr. Brandon fiscal year 2012 performance has not yet been determined by the Compensation Committee. The amount of the bonus, if any, will be determined by August 28, 2012, and will be reported on a Form 8-K by that date.

(10)

Mr. Davino served as our President and Chief Executive Officer from September 3, 2009, to November 28, 2011 and as President of our subsidiary, RMS Titanic, Inc., from November 28, 2011, to April 30, 2012.

(11)

Pursuant to Mr. Davino’s employment agreement, he had the opportunity to receive a discretionary bonus of up to 50% of his base salary annually. For fiscal year 2011, the Compensation Committee set performance targets under the Premier Exhibitions, Inc. Annual Incentive Plan for a cash incentive opportunity in lieu of a discretionary bonus. No bonus was paid under the terms of this grant. In August 2011, the Compensation Committee paid Mr. Davino a discretionary bonus of $72,500, as several of the performance objectives for fiscal year 2011 were met during fiscal 2012. Also included in this figure is the discretionary bonus paid for Mr. Davino’s fiscal year 2012 performance, which was $50,000.

2012 Grants of Plan-Based Awards

The following table shows grants of equity awards to Mr. Weiser and Mr. Little during fiscal year 2012.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or		All Other Option Awards: Number of Securities Underlying		Exercise or Base Price of Option	Grant Date Fair Value of Stock and
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Units: (#)		Options: (#)		Awards ($/sh)	Option Awards
Samuel S. Weiser	01/01/2012				16,861	(1)				$30,000

Michael J. Little	06/27/2011						300,000	(2)	$1.66	$308,460

Robert A. Brandon

Christopher J. Davino

(1)

Represents units granted to Mr. Weiser for his service as a director, and pursuant to his election to receive a portion of his director fees in cash and a portion in restricted stock units to be settled in shares of the Company’s common stock, as more fully described under Director Compensation on page 22 of this proxy statement.

(2)

Represents stock options granted to Mr. Little under the 2009 Equity Incentive Plan, pursuant to Mr. Little’s employment agreement dated June 27, 2011. One third of these options were exercisable as of June 27, 2012, with the remainder vesting ratably over the following twenty-four months.

Outstanding Equity Awards at February 29, 2012

The following table shows information regarding our named executive officers’ outstanding equity-based awards as of February 29, 2012.

	Option Awards					Stock Awards
Name	Number of Shares Underlying Unexercised Options (#) Exercisable	Number of Shares Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have Not Vested (#)		Market Value of Shares That Have Not Vested ($)(1)
Samuel S. Weiser						16,861	(2)	$41,309
Michael J. Little		300,000	(3)	$1.66	6/27/2016
Robert A. Brandon						20,000	(4)	$49,000
Christopher J. Davino	780,000	390,000	(5)	$0.69	9/3/2019

(1)	The market value of shares reported in this column is based on the closing market price of our common stock of $2.45 per share on February 29, 2012, which was the last trading day of fiscal year 2012.
(2)	These restricted stock units vest January 1, 2013.
(3)	These options vested one-third on June 27, 2012, with the remaining two-thirds vesting in twenty-four equal parts each month thereafter.
(4)	These restricted shares vest on October 23, 2012.
(5)	These options vested April 30, 2012, upon the termination of Mr. Davino’s employment agreement.

NARRATIVE TO EXECUTIVE COMPENSATION TABLES

Historically, the Company has entered into employment agreements with our executive officers, and the Company entered into an employment agreement with Mr. Little and amended employment agreements with Mr. Brandon and Mr. Davino in fiscal year 2012. As we hire additional executive officers, we expect that we will provide these new hires with employment agreements on competitive terms as well.

Our Compensation Committee believes that equity-based awards are essential to align the interests of our executive officers with the interests of our shareholders. The Premier Exhibitions, Inc. 2009 Equity Incentive Plan provides a mechanism for making equity awards to directors, executive officers and other employees of the Company. If approved, the amendments to the 2009 Equity Incentive Plan that are proposed at this meeting will provide additional shares to ensure that the Compensation Committee can continue to use equity-based awards to achieve this key objective of our compensation programs.

In addition, the Company’s employment agreements generally provide for cash bonuses to executives. In November 2010 the Board of Directors also adopted the Premier Exhibitions, Inc. Annual Incentive Plan to provide a program for annual performance-based cash bonus opportunities for executives and other employees. In fiscal year 2011, the Compensation Committee established a cash incentive opportunity for Mr. Davino under the Annual Incentive Plan, in lieu of a discretionary bonus opportunity. Pursuant to the grant, Mr. Davino could receive up to a maximum of $145,000, or 50% of his base salary, which was also the target bonus. 50% of the bonus was based on achievement of a $.9 million adjusted EBITDA for fiscal 2011 and 50% was based on strategic business criteria and goals, including the Company’s Titanic litigation, team development, and the Titanic and Bodies redesigns. Because the Company did not achieve the targeted adjusted EBITDA and the other objectives were not achieved in fiscal year 2011, no award was earned under this grant. However, several of the objectives, including a successful award in the Titanic litigation, were achieved in early fiscal 2012. As a result, the Compensation Committee paid Mr. Davino a discretionary bonus in August 2011, based on the achievement of these important objectives. In addition, in fiscal year 2012 and 2013, the Company paid discretionary cash bonuses of $50,000 to Mr. Davino and $75,000 to Mr. Little based on fiscal year 2012 performance and the bonus opportunities included in their respective employment agreements. As of the date of this proxy statement the Company has not determined any bonus to be paid to Mr. Brandon for his fiscal year 2012 performance.

Annual Base Salary as a Percent of Total Compensation

Annual base salaries paid to our named executive officers for fiscal year 2012 are shown in the 2012 Summary Compensation Table.

For fiscal year 2012, the salary paid to each of our named executive officers constituted the following percentage of each executive’s total compensation: Mr. Little 24%; Mr. Brandon 93%; and Mr. Davino 64%. During fiscal year 2012, Mr. Weiser served in an interim capacity, so he received no payments of salary for his services as an executive, but received consulting payments in lieu of salary that comprised 72% of his total compensatory payments.

Employment Agreements

Set forth below are summaries of the key terms of our employment agreements with our current executive officers. The persons listed in the 2012 Summary Compensation Table that are no longer employed by the Company received compensation pursuant to employment agreements that have been summarized in prior filings made by the Company with the SEC.

The employment agreements with our existing officers are as follows:

Michael J. Little. Effective June 27, 2011, the Company entered into an employment agreement with Mr. Little. The employment agreement provides for Mr. Little’s employment for an indefinite term as Chief Financial Officer, Senior Vice President—Finance and Treasurer of the Company. The employment agreement may be terminated by either party at any time, subject to certain severance provisions provided in the Agreement. Pursuant to the agreement, the Company will pay Mr. Little a salary of $250,000 per year. Mr. Little is also eligible for a cash bonus. In addition, Mr. Little will receive an option to purchase 300,000 shares of common stock under the Premier Exhibitions, Inc. 2009 Equity Incentive Plan, to vest one-third on June 27, 2012, with the remaining two-thirds vesting in twenty-four equal parts each month thereafter. The options expire five years from the date of grant. Upon a termination without cause or by Mr. Little for good reason, as such terms are defined in the employment agreement, Mr. Little would be entitled to twelve months salary as severance plus vesting of his equity awards.

Robert A. Brandon. In connection with an extension of Mr. Brandon’s role as our General Counsel, our Compensation Committee approved a new employment agreement for Mr. Brandon effective February 9, 2012, that includes a base salary of $250,000 per year and a performance bonus opportunity of 25% of his base salary. The employment agreement provides for Mr. Brandon’s employment through December 9, 2012. Upon a termination without cause or by Mr. Brandon for good reason, as such terms are defined in the employment agreement, Mr. Brandon would be entitled to six months salary as severance plus vesting of his equity awards.

Potential Payments Upon Termination or Change in Control

For a description of the potential payments to Mr. Little and Mr. Brandon in the case of a change in control, please see the section of this proxy statement titled “Employment Agreements” on page 29. Our employment agreements provide for payment in the case of a change in control only if the change in control results in a termination without cause or by the executive for good reason, as defined in the applicable employment agreement.

Mr. Davino served as our President of RMS Titanic, Inc., until April 30, 2012. Pursuant to his employment agreement, in fiscal 2013, Mr. Davino was paid a severance payment of $145,000 and his unvested stock options vested upon the termination of his employment.

Pursuant to the Company’s Amended and Restated 2004 Stock Option Plan, upon the effective date of a change-of-control of the Company, our Board of Directors may declare that each option granted under these plans shall terminate as of a date fixed by the Board. Each named executive officer would then have the right, during the period of 30 days preceding such termination, to exercise his or her options as to all or any part of the shares of stock covered by the options.

Pursuant to our 2009 Equity Incentive Plan, upon the effective date of a change in control, all awards that are not assumed, converted or replaced by the resulting entity in the change in control will become exercisable and vest immediately, and all performance criteria will be deemed to be satisfied at target levels. At the option of the Company, the awards may instead be terminated and the value of each paid in cash to the grantee of the award.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

Except as indicated otherwise, the following table sets forth certain information, as of June 4, 2012, regarding the beneficial ownership of our common stock by:

•	each shareholder known to us to be the beneficial owner of more than 5% of our common stock;

•	each of our current directors, nominees for directors and executive officers; and

•	all of our directors and executive officers as a group.

	Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares (#)	Percentage of Class (%) (1)
More than 5% Shareholders:
Sellers Capital Master Fund, Ltd. (2)	21,721,624	44.0%
Directors, Director Nominees and Executive Officers:
William M. Adams (3)	66,300	*
Douglas Banker (3)(4)	125,001	*
Ronald Bernard (3)	31,902	*
Robert A. Brandon (5)	75,000	*
Christopher Davino (6)	1,175,000	2.4%
Michael J. Little (7)	118,667	*
Mark P. McGowan (8)	1,998,382	4.1%
Stephen Palley (3)	31,902	*
Mark A. Sellers (2)	21,721,624	44.0%
Bruce Steinberg (3)	59,300	*
Samuel S. Weiser (3)	66,502	*
Directors and executive officers as a group (11 persons)(9)	25,469,580	51.6%

(1)

As reported by such persons as of June 4, 2012, with percentages based on 47,955,918 shares of our common stock issued and outstanding, except as indicated otherwise and except where the person has the right to acquire shares within the next 60 days (as indicated in the other footnotes to this table), which increases the number of shares beneficially owned by such person and the number of shares outstanding. We have determined beneficial ownership in accordance with the SEC’s rules. Under such rules, “beneficial ownership” is deemed to include shares for which the individual, directly or indirectly, has or shares voting or dispositive power, whether or not they are held for the individual’s benefit, and includes shares that may be acquired within 60 days, including, but not limited to, the right to acquire shares by exercise of options. Shares that may be acquired within 60 days are referred to in the footnotes to this table as “presently exercisable options.” Unless otherwise indicated in the footnotes to this table, each shareholder named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by that shareholder. We have omitted percentages of less than 1% from the table (indicated by *).

(2)

This information as to the beneficial ownership of shares of our common stock is based on the Schedule 13D/A filed with the SEC by Sellers Capital Master Fund, Ltd., Sellers Capital LLC, and Mark A. Sellers on October 19, 2009. Each reporting person reports shared voting and dispositive power with respect to 21,721,624 of such shares. Mark A. Sellers is the managing member of Sellers Capital LLC, which is the investment manager to and general partner of Sellers Capital Master Fund, Ltd. Mr. Sellers disclaimed beneficial ownership of shares of our common stock, except to the extent of his pecuniary interest therein. The principal business office of Sellers Capital Master Fund, Ltd. is c/o M&C Corporate Services, Ugland House, South Church Street, P.O. Box 309 GT, George Town, Grand Cayman, Cayman Islands. The principal business office of Sellers Capital LLC and Mark A. Sellers is 200 S. Wacker Drive, Suite 3100, Chicago, Illinois 60606.

(3)

The number shown does not include 16,861 restricted stock units granted to each of our non-employee directors (other than Mr. Sellers) on January 1, 2012. These units will vest and will be paid in shares of common stock on January 1, 2013.

(4)	The number shown includes presently exercisable options to purchase 75,000 shares of common stock.
(5)	The number shown includes 20,000 shares of restricted stock that Mr. Brandon is entitled to receive under his employment agreement with us.
(6)

The number shown includes presently exercisable options to purchase 1,170,000 shares of common stock. As of June 4, 2012, Mr. Davino is no longer an officer or director of the Company, so stock ownership information is based upon information available to the Company.

(7)	The number shown includes presently exercisable options to purchase 100,000 shares of common stock and options to purchase 16,667 shares of common stock which will be exercisable within 60 days.
(8)

The number includes 1,993,230 shares of common stock held by SAF Capital Fund LLC. SAF Capital Management LLC is the managing member of SAF Capital Fund LLC and Mark McGowan is the managing member of SAF Capital Management LLC. As the managing member of SAF Capital Management LLC, Mr. McGowan may be deemed to beneficially own the securities held by SAF Capital Fund LLC. Mr. McGowan disclaims beneficial ownership of such securities, except to the extent of his pecuniary interest therein.

(9)	Represents beneficial ownership of our common stock held by our current directors and executive officers as a group as of June 4, 2012.

Changes in Control

We are not aware of any arrangement that might result in a change-of-control in the future.

Sellers Capital, our largest shareholder, purchased from us convertible notes in the principal amount of $6.0 million on May 6, 2009 and convertible notes in the principal amount of $5.55 million on June 15, 2009. The financing was approved by the Company’s Board of Directors, upon the recommendation of its Financing and Strategic Alternatives Committee, which was charged with considering the transaction and other possible financing transactions available to us. These transactions were approved by shareholders at the 2009 annual meeting. On September 30 and October 1, 2009, the Company exercised its rights pursuant to the agreement to convert the notes to shares of the Company’s common stock. A total of 16,328,976 shares of the Company’s common stock was issued in accordance with this conversion, which includes the outstanding Convertible Notes principal plus accrued interest at a conversion price of $0.75 per share. The common stock shares are not registered; however, the holders have rights to require the Company to register the shares. As a result of this transaction, Sellers Capital owns approximately 45% of the Company’s common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers and greater-than-10% shareholders to file with the SEC reports of ownership and changes in ownership regarding their holdings in the Company.

Based solely on the copies of the reports filed with the SEC, we believe that during fiscal year 2012 all of our directors, officers and greater-than-10% shareholders timely complied with the filing requirements of Section 16(a).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

On February 2, 2009, the Company entered into a month to month consulting agreement with Foxdale Management, LLC and Mr. Samuel Weiser whereby Mr. Weiser has provided advice and other consulting services to the Company at a rate which was originally not to exceed $20 thousand per month and amended in January 2011 not to exceed $25 thousand per month. This agreement was filed by the Company as an exhibit to its Form 10-Q dated July 10, 2009. Beginning in May 2011 and through June 27, 2011, Mr. Weiser was compensated pursuant to this agreement for the services he provided as Interim Chief Financial Officer. Mr. Weiser was not eligible for a cash bonus, equity grants applicable to employees or employee benefits, but continued to receive compensation for his service as a director. Beginning November 28, 2011, Mr. Weiser was compensated pursuant to this agreement for the services he provided as Interim President and Chief Executive Officer. Mr. Weiser is not eligible for a cash bonus, equity grants applicable to employees or employee benefits, but continues to receive compensation for his service as a director. Mr. Weiser earned and was paid a total of $191,250 for consulting services in fiscal year 2011 and $295,000 for consulting services in fiscal year 2012.

Policies and Procedures for Review, Approval or Ratification of Related Person Transactions

Pursuant to policies and procedures adopted by our Board of Directors, our Audit Committee or our full Board of Directors reviews and approves in advance all relationships and transactions in which the Company and our directors or executive officers, or their immediate family members, are participants. All existing related party transactions are reviewed at least annually by our Audit Committee or our full Board of Directors. Any director or officer with an interest in a related party transaction is expected to recuse himself or herself from any consideration of the matter.

During its review of such relationships and transactions, our Audit Committee or our full Board of Directors considers the following:

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction, including the amount and type of transaction;

•	the importance of the transaction to the related person and to the Company;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and

•	any other matters the Committee deems appropriate.

In addition, to the extent that the transaction involves an independent director, consideration is also given, as applicable, to the listing standards of the NASDAQ Global Market and other relevant rules related to independence.

STOCK PERFORMANCE GRAPH

The following graph compares the yearly changes in cumulative total shareholder return on shares of our common stock with the cumulative total return of the Standard & Poor’s 600 Small Cap Index and the Russell 3000® Index, which we joined on June 22, 2007. In each case, we assumed an initial investment of $100 on February 28, 2007. Each subsequent date on the chart represents the last day of the indicated fiscal year. Total returns assume the reinvestment of all dividends. Our stock performance may not continue into the future with the trends similar to those depicted in this graph. We neither make nor endorse any predictions as to our future stock performance.

	2/28/07	2/29/08	2/28/09	2/28/10	2/28/11	2/29/12
Premier Exhibitions, Inc.	100	47	7	12	16	23
Standard & Poor’s 600 Small Cap Index	100	92	51	83	107	111
Russell 3000® Index	100	98	54	84	105	109

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

In order to reduce costs and in accordance with SEC rules, we deliver only one proxy statement and Annual Report to multiple shareholders sharing an address, unless we receive contrary instructions from one or more of such shareholders. Notwithstanding the foregoing, we will deliver promptly, upon written or oral request to the Company at the telephone number and address noted below, a separate copy of our proxy statement and Annual Report to each shareholder at a shared address to which a single copy of the documents are delivered. Shareholders who wish to receive a separate copy of our proxy statement and Annual Report in the future should contact the Company by calling (404) 842-2600 or writing, Attn: Secretary, at 3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia 30326. Shareholders sharing an address who currently receive multiple copies of proxy statements and annual reports, but who wish to receive only a single copy of such materials, can request that only a single copy be provided by contacting the Company at the same number or address.

SHAREHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

Proposals Submitted for Inclusion in Our Proxy Materials

We will include in our proxy materials for our 2013 annual meeting of shareholders shareholder proposals that comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Among other things, Rule 14a-8 requires that we receive such proposals no later than 120 days prior to the one-year anniversary of this proxy statement. Thus, for the 2013 annual meeting of shareholders, we must receive shareholder proposals submitted for inclusion in our proxy materials no later than March 1, 2013. We will not include in our proxy materials shareholder proposals received after that date. Shareholder proposals submitted for inclusion in our proxy materials should be mailed to the following address: Premier Exhibitions, Inc., 3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia 30326, Attention: Secretary.

Proposals Not Submitted for Inclusion in Our Proxy Materials

Shareholder proposals that are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act, as described above, may be brought before the 2013 annual meeting in accordance with our Bylaws. Our Bylaws describe the information required in any such notice and also require that we receive notice of such proposals not less than 45 days nor more than 60 days prior to the date of the annual meeting. Thus, for the 2013 annual meeting, assuming that it is held on Thursday August 22, 2013, we must receive shareholder proposals that are not submitted for inclusion in our proxy materials between June 23, 2013 and July 8, 2013. In accordance with our Bylaws, we will not permit shareholder proposals that do not comply with the foregoing notice requirement to be brought before the 2013 annual meeting of shareholders. Shareholder proposals that are not submitted for inclusion in our proxy statement should be mailed to the following address: Premier Exhibitions, Inc., 3340 Peachtree Road NE, Suite 900, Atlanta, Georgia 30326, Attention: Secretary.

OTHER MATTERS

As of the date of this proxy statement, our Board of Directors does not know of any other matters that are to be presented for action at the annual meeting. Should any other matter come before the annual meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Samuel S. Weiser

Samuel S. Weiser
Interim President and Chief Executive Officer

Atlanta, Georgia

June 28, 2012

APPENDIX A

PREMIER EXHIBITIONS, INC.

2009 EQUITY INCENTIVE PLAN, AS AMENDED

1. Establishment, Objectives, Duration, Prior Plans.

a. Premier Exhibitions, Inc., a Florida corporation (hereinafter referred to as the “Company”), established an equity compensation plan known as the “Premier Exhibitions, Inc. 2009 Equity Incentive Plan”, and such plan was approved by the Company’s shareholders on August 6, 2009. The Premier Exhibitions, Inc. 2009 Equity Incentive Plan is hereby amended as of June 6, 2012 (the “Effective Date”), subject to the approval of the Plan by the shareholders of the Company at the 2012 Annual Meeting. The Premier Exhibitions, Inc. 2009 Equity Incentive Plan, as amended, is hereinafter referred to as the “Plan.” The Plan permits the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Dividend Equivalents and Other Stock-Based Awards. Definitions of capitalized terms used in the Plan are contained in the attached glossary, which is an integral part of the Plan.

b. The objectives of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Participants and to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the personal interests of Participants to those of the Company’s shareholders.

c. No Award may be granted under the Plan after the day immediately preceding the tenth (10th) anniversary of the Effective Date, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

d. The Premier Exhibitions, Inc. 2007 Restricted Stock Plan, as amended (the “2007 Plan”), the Premier Exhibitions, Inc. 2000 Stock Plan (the “2000 Plan”) and the Premier Exhibitions, Inc. Amended and Restated 2004 Stock Option Plan, as amended (the “2004 Plan”) terminated in their entirety effective immediately after the 2009 Annual Meeting; provided that, all outstanding awards under the 2007 Plan, the 2000 Plan and the 2004 Plan as of the date of the 2009 Annual Meeting shall remain outstanding and shall be administered and settled in accordance with the provisions of the 2007 Plan, the 2000 Plan and the 2004 Plan, respectively, and the applicable award agreements.

2. Shares Available Under the Plan.

a. The maximum number of Shares that may be delivered pursuant to Awards under the Plan shall be 5,000,000 Shares, any or all of which may be delivered with respect to ISOs. The aggregate number of Shares available for delivery under this Plan shall be subject to adjustment as provided in Section 15; provided, however, that no such adjustment shall affect the status of any Stock Option intended to qualify as an ISO. Shares delivered pursuant to an Award may be authorized but unissued Shares, treasury Shares, including Shares purchased in the open market, or a combination of the foregoing.

b. Each Share delivered pursuant to a Stock Option or SAR, or an Award of Restricted Stock, Restricted Stock Units, Performance Shares or Other Stock-Based Awards with a per Share or per unit purchase price at least 100% of Fair Market Value on the Date of Grant shall be counted against the Share limits contained in this Section 2 as one Share for every one Share subject thereto. Each Share delivered pursuant to an Award of Restricted Stock, Restricted Stock Units, Performance Shares or Other Stock-Based Awards with a per Share or per unit purchase price of less than 100% of Fair Market Value on the Date of Grant shall be counted against the Share limits contained in this Section 2 as two (2) Shares for every one Share subject thereto.

c. If any Award granted pursuant to this Plan terminates or is forfeited without having been exercised in full, or if any Award granted pursuant to this Plan is settled (or can be paid only) in cash, then the underlying Shares, to the extent of any such forfeiture, termination or cash settlement, again shall be available for grant under this Plan and credited toward the Plan limit as set forth in Section 2(a). Except as may be required by reason of Section 422 and related provisions of the Code, Shares delivered under the Plan as a Substitute Award or in settlement of a Substitute Award shall not reduce or be counted against the Shares available for Awards under the Plan and will not count against the Plan limit as set forth in Section 2(a) to the extent that the rules and regulations of any stock exchange or other trading market on which the Shares are listed or traded provide an exemption from shareholder approval for assumption, substitution, conversion, adjustment, or replacement of outstanding awards in connection with mergers, acquisitions, or other corporate combinations.

d. Notwithstanding any other provision herein, the following Shares shall not be added to the maximum Share limit described above: (i) Shares tendered in payment of the Exercise Price of a Stock Option, (ii) Shares withheld by the Company or any Subsidiary to satisfy a tax withholding obligation, and (iii) Shares that are repurchased by the Company with Stock Option proceeds. Moreover, all Shares covered by a SAR, to the extent that it is exercised and settled in Shares, and whether or not Shares are actually delivered to the Participant upon exercise of the right, shall be considered delivered pursuant to the Plan.

e. Subject to adjustment as provided in Section 15 of this Plan, the following limits shall apply with respect to Awards and any Dividend Equivalents that are intended to qualify for the Performance-Based Exception:

(i) The maximum aggregate number of Shares that may be subject to Stock Options or SARs granted in any calendar year to any one Participant shall be 1,200,000 Shares.

(ii) The maximum aggregate number of Shares of Restricted Stock and Shares subject to Restricted Stock Units and Other Stock-Based Awards granted in any calendar year to any one Participant shall be 600,000 Shares.

(iii) The maximum aggregate number of Shares deliverable under Performance Shares granted in any calendar year to any one Participant shall be 750,000 Shares.

(iv) The maximum aggregate compensation that can be paid pursuant to Performance Units or cash-based Awards under Section 10 granted in any calendar year to any one Participant shall be $1,200,000 or a number of Shares having an aggregate Fair Market Value not in excess of such amount.

(v) The maximum Dividend Equivalents that may be paid in any calendar year to any one Participant shall be $300,000.

3. Administration of the Plan.

a. The Plan shall be administered by the Compensation Committee of the Board or such other committee (the “Committee”) as the Board shall select consisting of two or more members of the Board each of whom is intended to be a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, an “outside director” under regulations promulgated under Section 162(m) of the Code, and an “independent director” under the NASDAQ Global Market rules. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

b. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Committee hereunder), and except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to: select Award recipients; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any Award Agreement or other agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and make all other determinations which may be necessary or advisable for the administration of the Plan.

c. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 3(c)) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

d. Notwithstanding the above, the Board or Committee may, by resolution, expressly delegate to a special committee, consisting of one or more directors who are also officers of the Company, the authority, within specified parameters established by the Board or Committee, to (i) designate Employees to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities to an officer of the Company may not be made with respect to the grant of Awards to Employees who are subject to Section 16(a) of the Exchange Act on the Date of Grant, or who as of the Date of Grant are reasonably anticipated to be become “covered employees” within the meaning of Section 162(m) of the Code during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Board or Committee, as applicable, and such delegates shall report regularly to the Board or Committee, as applicable, regarding the delegated duties and responsibilities and any Awards so granted.

e. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, its shareholders, Directors, Employees and their estates and beneficiaries.

4. Eligibility and Participation.

a. Each Employee, Director and Consultant is eligible to participate in the Plan.

b. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees and Directors those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by Applicable Law and the amount of each Award.

c. Notwithstanding the foregoing provisions of this Section 4, Incentive Stock Options may be granted only to eligible Participants who are Employees of the Company (or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code). Eligible Participants who are service providers to a Subsidiary may be granted Stock Options or Stock Appreciation Rights under this Plan only if the Subsidiary qualifies as an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.

5. Stock Options. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Stock Options to Participants in such number as the Committee shall determine. Each Stock Option grant shall be evidenced by an Award Agreement and shall be subject to the following provisions:

a. All Stock Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant. Any Incentive Stock Option granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to comply with Section 422 of the Code.

b. The Exercise Price for each Stock Option shall be determined by the Committee, in its sole discretion, and shall be at least equal to the Fair Market Value of a Share on the Date of Grant. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, the Exercise Price for each grant of a Stock Option shall be at least equal to one hundred ten percent (110%) of the Fair Market Value of a Share on the Date of Grant.

c. Each Stock Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Stock Option shall be exercisable later than the tenth (10th) anniversary of its Date of Grant. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, the Incentive Stock Option shall not be exercisable later than the fifth (5th) anniversary of its Date of Grant.

d. Each Stock Option shall specify the period or periods of continuous service by the Participant with the Company or any Subsidiary that is necessary, the Performance Objectives that must be achieved, or any other conditions that must be satisfied, before the Stock Option or installments thereof will become exercisable. Such provisions shall be determined in the sole discretion of the Committee and need not be the same for each grant or for each Participant.

e. The Award Agreement shall specify whether the Exercise Price shall be payable to the Company: (i) in cash or its equivalent; (ii) subject to such terms, conditions and limitations as the Committee may prescribe, by tendering (either by actual delivery or attestation) unencumbered Shares previously acquired by the Participant exercising such Stock Option having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, (iii) by any other method approved or accepted by the Committee in its sole discretion, including, if the Committee so determines, a cashless broker-assisted exercise that complies with all Applicable Laws, and (iv) by a combination of the foregoing methods. The Committee may limit any method of payment for administrative convenience, to comply with Applicable Laws, or otherwise.

f. The Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Stock Option following termination of the Participant’s employment or provision of services to the Company and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Stock Options, and may reflect distinctions based on the reasons for termination.

g. Notwithstanding anything in this Section 5 to the contrary, Stock Options designated as ISOs shall not be eligible for treatment under the Code as ISOs, and shall instead be treated as Nonqualified Stock Options, to the extent that either (i) the aggregate Fair Market Value of Shares (determined as of the Date of Grant) with respect to which such Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, taking Stock Options into account in the order in which they were granted, or (ii) such Stock Options otherwise remain exercisable but are not exercised within three (3) months after termination of employment (or such other period of time provided in Section 422 of the Code).

6. Stock Appreciation Rights. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to Participants in such number as the Committee shall determine. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR. Each SAR grant shall be evidenced by an Award Agreement and shall be subject to the following provisions:

a. The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee, in its sole discretion, and shall be at least equal to the Fair Market Value of a Share on the Date of Grant. The Grant Price of Tandem SARs shall be equal to the Exercise Price of the related Stock Option.

b. Each SAR shall expire at such time as the Committee shall determine at the time of grant; provided, however, no SAR shall be exercisable later than the tenth (10th) anniversary of its Date of Grant.

c. Each Freestanding SAR shall specify the period or periods of continuous service by the Participant with the Company or any Subsidiary that is necessary, the Performance Objectives that must be achieved, or any other conditions that must be satisfied, before the Freestanding SAR or installments thereof will become exercisable. Such provisions shall be determined in the sole discretion of the Committee and need not be the same for each grant or for each Participant.

d. Tandem SARs may be exercised for all or part of the Shares subject to the related Stock Option upon the surrender of the right to exercise the equivalent portion of the related Stock Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Stock Option is then exercisable. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Exercise Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

e. Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (i) the excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by (ii) the number of Shares with respect to which the SAR is exercised. The payment upon the SAR exercise shall be in cash, Shares of equivalent value, or in some combination thereof, as determined by the Committee in its sole discretion. The determination of the Committee with respect to the form of payout of SARs shall be set forth in the Award Agreement pertaining to the grant of the Award.

f. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs granted pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

7. Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant or sell Shares of Restricted Stock to Participants in such number as the Committee shall determine. Each grant or sale of Shares of Restricted Stock shall be evidenced by an Award Agreement and shall be subject to the following provisions:

a. Each grant or sale of Shares of Restricted Stock shall constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, subject to the substantial risk of forfeiture and restrictions on transfer as provided in this Section 7.

b. Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Fair Market Value per Share at the Date of Grant.

c. The Award Agreement shall specify the Period of Restriction for each Restricted Stock grant, which period shall be determined in the sole discretion of the Committee and need not be uniform among all Shares of Restricted Stock granted pursuant to this Plan.

d. During the applicable Period of Restriction, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

e. Unless otherwise determined by the Committee in its sole discretion and set forth in the Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, Participants holding Shares of Restricted Stock may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

f. Any such grant or sale of Restricted Stock may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying Award.

g. Unless otherwise directed by the Committee, (i) all certificates representing Shares of Restricted Stock will be held in custody by the Company until all restrictions thereon have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares, or (ii) all uncertificated Shares of Restricted Stock will be held at the Company’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such Shares of Restricted Stock.

h. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

8. Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant or sell Restricted Stock Units to Participants in such number as the Committee shall determine. Each grant or sale of Restricted Stock Units shall be evidenced by an Award Agreement and shall be subject to the following provisions:

a. Each such grant or sale of Restricted Stock Units shall constitute the agreement by the Company to deliver Shares to the Participant following the end of the Period of Restriction in consideration of the performance of services.

b. Each such grant or sale of Restricted Stock Units may be made without additional consideration or in consideration of a payment by such Participant that is less than the Fair Market Value per Share at the Date of Grant.

c. The Award Agreement shall specify the Period of Restriction for each Restricted Stock Unit grant, which period shall be determined in the sole discretion of the Committee and need not be uniform among all Shares of Restricted Stock granted pursuant to this Plan.

d. Each Award Agreement shall set forth the payment date for the Restricted Stock Units, which date shall not be earlier than the end of the applicable Period of Restriction.

e. The Committee, in its sole discretion, may pay earned Restricted Stock Units by delivery of Shares or by payment in cash of an amount equal to the Fair Market Value of such Shares (or a combination thereof). The determination of the Committee with respect to the form of payout of Restricted Stock Units shall be set forth in the Award Agreement pertaining to the grant of the Award.

9. Performance Units and Performance Shares. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Shares or Performance Units to Participants in such number as the Committee shall determine. Each grant of Performance Shares or Performance Units shall be evidenced by an Award Agreement and shall be subject to the following provisions:

a. Each Performance Unit shall have an initial value of $1.00. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set Performance Objectives in its sole discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units or Performance Shares that will be paid to the Participant. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant and need not be uniform among all Awards of Restricted Stock Units granted pursuant to this Plan.

b. The Award Agreement shall specify the Performance Period for each grant of Performance Shares and Performance Units, which period shall be determined in the sole discretion of the Committee and need not be uniform among all grants of Performance Shares and Performance Units pursuant to this Plan.

c. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive payout on the value and number of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Objectives have been achieved.

d. Each Award Agreement shall set forth the settlement for the Performance Shares and Performance Units, which date shall not be earlier than the end of the Performance Period and following the Committee’s determination of actual performance against the Performance Objectives and related goals established by the Committee.

e. Payment of earned Performance Shares shall be made in Shares equal to the value of the earned Performance Shares. The Committee, in its sole discretion, may pay earned Performance Units in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units. The determination of the Committee with respect to the form of payout of Performance Units shall be set forth in the Award Agreement pertaining to the grant of the Award.

10. Other Stock-Based Awards.

a. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant or sell Other Stock-Based Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and awards valued by reference to the book value of Shares or the value of securities of, or the performance of specified Subsidiaries or affiliates or other business units of, the Company. The Committee shall determine the terms and conditions of such awards, including the Period of Restriction, if applicable. Shares delivered pursuant to an award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other awards, notes or other property, as the Committee shall determine.

b. Cash awards, as an element of or supplement to any other Award granted under this Plan, may also be granted pursuant to this Section 10 of this Plan.

c. The Committee is authorized to grant Shares purely as a “bonus” and not subject to any restrictions or conditions, or to grant Shares or other Awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

11. Dividend Equivalents. At the discretion of the Committee, Awards granted pursuant to the Plan may provide Participants with the right to receive Dividend Equivalents, which may be paid currently or credited to an account for the Participants, and may be settled in cash and/or Shares, as determined by the Committee in its sole discretion, subject in each case to such terms and conditions as the Committee shall establish; provided that Dividend Equivalents with respect to Awards that vest based on the achievement of Performance Objectives shall be accumulated until such Award is earned, and the Dividend Equivalents shall not be paid if the Performance Objectives are not satisfied. No Dividend Equivalents shall relate to Shares underlying a Stock Option or SAR unless such Dividend Equivalent rights are explicitly set forth as a separate arrangement and do not cause any such Stock Option or SAR to be subject to Section 409A of the Code.

12. Compliance with Section 409A. Awards granted under this Plan shall be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code. To the extent that the Committee determines that any award granted under the Plan is subject to Section 409A of the Code, the Award Agreement shall incorporate the terms and conditions necessary to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant. Notwithstanding any other provision of the Plan or any Award Agreement (unless the Award Agreement provides otherwise with specific reference to this Section): (i) an Award shall not be granted, deferred, accelerated, extended, paid out, settled, substituted or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant; and (ii) if an Award is subject to Section 409A of the Code, and if the Participant holding the award is a “specified employee” (as defined in Section 409A of the Code, with such classification to be determined in accordance with the methodology established by the Company), no distribution or payment of any amount shall be made before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the date of the Participant’s death. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

13. Compliance with Section 162(m).

a. The Committee may specify that the attainment of one or more of the Performance Objectives set forth in this Section 13 shall determine the degree of granting, vesting and/or payout with respect to Awards that the Committee intends will qualify for the Performance-Based Exception. In this case, the Performance Objectives shall be based on specified levels of or growth in one or more of the following criteria: revenues, weighted average revenue per unit, earnings from operations, operating income, earnings before or after interest and taxes, operating income before or after interest and taxes, net income, cash flow, earnings per share, debt to capital ratio, economic value added, return on total capital, return on invested capital, return on equity, return on assets, total return to shareholders, earnings before or after interest, taxes, depreciation, amortization or extraordinary or special items, operating income before or after interest, taxes, depreciation, amortization or extraordinary or special items, return on investment, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, cash flow in excess of cost of capital, operating margin, profit margin, contribution margin, stock price and/or strategic business criteria consisting of one or more objectives based on meeting specified product development, strategic partnering, research and development, market penetration, geographic business expansion goals, cost targets, customer satisfaction, gross or net additional customers, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures.

b. Achievement of Performance Objectives in respect of Awards intended to qualify under the Performance-Based Exception shall be measured over a Performance Period specified in the Award Agreement, and the goals shall be established not later than 90 days after the beginning of the Performance Period or, if less than 90 days, the number of days that is equal to 25% of the relevant Performance Period applicable to the Award.

c. Notwithstanding any other provision of this Plan, payment or vesting of any such Award shall not be made until the Committee certifies in writing that the applicable Performance Objectives and any other material terms of such Award were in fact satisfied in a manner conforming to applicable regulations under Section 162(m) of the Code. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated Performance Objectives, but the Committee may reduce the amount of compensation that is payable upon achievement of the designated Performance Objectives.

14. Transferability.

a. Except as otherwise determined by the Board or the Committee pursuant to the provisions of Section 14(c), no Award or Dividend Equivalents paid with respect to Awards made under this Plan shall be transferable by the Participant except by will or the laws of descent and distribution, and may be otherwise transferred in a manner that protects the interest of the Company as the Board or the Committee may determine; provided, that if so determined by the Committee, each Participant may, in a manner established by the Board or the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant and to receive Shares or other property issued under such Award. Except as otherwise determined by the Committee, Stock Options and SARs will be exercisable during a Participant’s lifetime only by him or her or, in the event of the Participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.

b. The Committee may specify at the Date of Grant that part or all of the Shares that are (i) to be issued or transferred by the Company upon the exercise of Stock Options or SARs, upon the termination of the Period of Restriction applicable to Restricted Stock Units or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 7 of this Plan, will be subject to further restrictions on transfer.

c. Notwithstanding Section 14(a), the Board or the Committee may determine that Awards (other than Incentive Stock Options) may be transferable by a Participant, without payment of consideration therefor by the transferee, only to any one or more family members (as defined in the General Instructions to Form S-8 under the Securities Act of 1933) of the Participant; provided, however, that (i) no such transfer shall be effective unless reasonable prior notice thereof is delivered to the Company and such transfer is thereafter effected in accordance with any terms and conditions that shall have been made applicable thereto by the Board or the Committee, and (ii) any such transferee shall be subject to the same terms and conditions hereunder as the Participant.

15. Adjustments. In the event of any equity restructuring (within the meaning of Financial Accounting Standards No. 123R), such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend the Committee shall cause there to be an equitable adjustment in the numbers of Shares specified in Section 2 of this Plan and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards, the Exercise Price, Grant Price or other price of Shares subject to outstanding Awards, in each case to prevent dilution or enlargement of the rights of Participants. In the event of any other change in corporate capitalization, such as a merger, consolidation, or liquidation, the Committee may, in its sole discretion, cause there to be such equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number. Notwithstanding the foregoing, the Committee shall not make any adjustment pursuant to this Section 15 that would cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A, or cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

16. Fractional Shares. The Company shall not be required to deliver any fractional Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

17. Withholding Taxes. To the extent required by Applicable Law, a Participant shall be required to satisfy, in a manner satisfactory to the Company or Subsidiary, as applicable, any withholding tax obligations that arise by reason of a Stock Option or SAR exercise, the vesting of or settlement of Shares under an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. The Company and its Subsidiaries shall not be required to issue Shares, make any payment or to recognize the transfer or disposition of Shares until such obligations are satisfied. The Committee may permit or require these obligations to be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued to a Participant upon exercise of the Stock Option or SAR or upon the vesting or settlement of an Award, or by tendering Shares previously acquired, in each case having a Fair Market Value equal to the minimum amount required to be withheld or paid. Any such elections are subject to such conditions or procedures as may be established by the Committee and may be subject to disapproval by the Committee.

18. Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Corporate Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

19. Change in Control. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under Applicable Laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

a. To the extent outstanding Awards granted under this Plan are not assumed, converted or replaced by the resulting entity in the event of a Change in Control, all outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to outstanding Awards shall lapse and become vested and non-forfeitable, and any specified Performance Objectives with respect to outstanding Awards shall be deemed to be satisfied at target, in each case effective as of immediately prior to the Change in Control.

b. To the extent outstanding Awards granted under this Plan are assumed, converted or replaced by the resulting entity in the event of a Change in Control, any outstanding Awards that are subject to Performance Objectives shall be converted by the resulting entity, as if target performance had been achieved as of the date of the Change in Control, and each award of: (i) Performance Shares or Performance Units shall continue to vest during the remaining Performance Period, (ii) Restricted Stock shall continue to be subject to a “substantial risk of forfeiture” for the remaining applicable Period of Restriction, (iii) Restricted Stock Units shall continue to vest during the Period of Restriction, and (iv) all other Awards shall continue to vest during the applicable vesting period, if any. Notwithstanding the preceding sentence, if a Participant’s service is terminated without Cause by the Company, any of its Subsidiaries or the resulting entity or a Participant resigns his or her employment with the Company, any of its Subsidiaries or the resulting entity for Good Reason, in either case, during the two-year period commencing on a Change in Control, all outstanding Awards held by the Participant that may be exercised shall become fully exercisable and shall remain exercisable for the full duration of their term, and all restrictions with respect to outstanding Awards shall lapse and become vested and non-forfeitable upon such termination.

c. Notwithstanding any other provision of the Plan, the Committee may, in its sole discretion, provide that (i) all outstanding Stock Options and SARs shall be terminated upon the occurrence of a Change in Control and that each Participant shall receive, with respect to each Share subject to such Stock Options or SARs, an amount in cash equal to the excess of the Fair Market Value of a Share immediately prior to the occurrence of the Change in Control over the Stock Option Exercise Price or the SAR Grant Price; and (ii) Stock Options and SARs outstanding as of the date of the Change in Control may be cancelled and terminated without payment therefor if the Fair Market Value of a Share as of the date of the Change in Control is less than the Stock Option Exercise Price or the SAR Grant Price.

d. Notwithstanding any provision of this Plan to the contrary, and except as otherwise provided in the Award Agreement: (i) if an Award is considered a “deferral of compensation” (as such term is defined under Section 409A of the Code), (ii) the Award becomes vested or restrictions lapse, expire or terminate upon the occurrence of a Change in Control, and (iii) either such Change in Control is not treated as a change in ownership of the Company, a change in the effective control of the Company or a change in the effective ownership of a substantial portion of the Company’s assets as described in Treasury regulations issued under Section 409A of the Code or payment of the Award is not otherwise permitted upon the Change in Control under Section 409A of the Code without the imposition of taxes and penalties, then even though such Award may be deemed to be vested or restrictions lapse, expire or terminate upon the occurrence of the Change in Control or any other provision of this Plan, payment will be made, to the extent necessary to comply with the provisions of Section 409A of the Code, to the Participant on the earliest of: (A) the Participant’s “separation from service” with the Company (within the meaning of Section 409A of the Code); provided, however, that if the Participant is a “specified employee” (as defined in Section 409A of the Code, with such classification to be determined in accordance with the methodology established by the Company), the payment date shall be the date that is six (6) months after the date of the Participant’s separation from service with the Company, (B) the date payment otherwise would have been made in the absence of any provisions in this Plan to the contrary (provided such date is permissible under Section 409A of the Code), or (C) the Participant’s death.

20. Amendment, Modification and Termination.

a. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment that requires shareholder approval in order for the Plan to continue to comply with the NASDAQ Global Market rules or any rule promulgated by the SEC or any securities exchange on which Shares are listed or any other Applicable Laws shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon within the time period required under such applicable listing standard or rule.

b. The Committee may in its sole discretion at any time that all or a portion of a Participant’s Stock Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied, or may waive any other limitation or requirement under any such Award, in each case, as of such date as the Committee may, in its sole discretion, declare. The decisions by the Committee under this Section 20(b) need not be uniform among all Participants or Awards. Unless otherwise determined by the Committee, any such adjustment that is made with respect to an Award that is intended to qualify for the Performance-Based Exception shall be specified at such times and in such manner as will not cause such Awards to fail to qualify under the Performance-Based Exception. Additionally, the Committee shall not make any adjustment pursuant to this Section 20(b) that would cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A; or that would cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

c. Except for adjustments made pursuant to Section 15, the Board or the Committee will not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Stock Option or SAR to reduce the Exercise Price or Grant Price, respectively. No Stock Option or SAR will be cancelled and replaced with awards having a lower Exercise Price or Grant Price, respectively, or for another Award, or for cash without further approval of the shareholders of the Company, except as provided in Section 15. Furthermore, no Stock Option or SAR will provide for the payment, at the time of exercise, of a cash bonus or grant or sale of another Award without further approval of the shareholders of the Company. This Section 20(c) is intended to prohibit the repricing of “underwater” Stock Options or SARs without shareholder approval and will not be construed to prohibit the adjustments provided for in Section 15 of this Plan.

d. Notwithstanding any other provision of this Plan to the contrary (other than Section 20(e)), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award. Notwithstanding the preceding sentence, any ISO granted under the Plan may be modified by the Committee to disqualify such Stock Option from treatment as an “incentive stock option” under Section 422 of the Code.

e. Notwithstanding any other provision of this Plan to the contrary, the Board may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future Applicable Law (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated there under.

21. Applicable Laws. The obligations of the Company with respect to Awards under the Plan shall be subject to all Applicable Laws and such approvals by any governmental agencies as the Committee determines may be required.

22. Substitute Awards for Awards Granted by Other Entities. Substitute Awards may be granted under this Plan for grants or awards held by employees of a company or entity who become employees of the Company or a Subsidiary as a result of the acquisition, merger or consolidation of the employer company by or with the Company or a Subsidiary. Except as otherwise provided by Applicable Law and notwithstanding anything in the Plan to the contrary, the terms, provisions and benefits of the Substitute Awards so granted may vary from those set forth in or required or authorized by this Plan to such extent as the Committee at the time of the grant may deem appropriate to conform, in whole or part, to the terms, provisions and benefits of grants or awards in substitution for which they are granted.

23. Miscellaneous.

a. Except with respect to Stock Options and SARs, the Committee may permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under this Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Committee also may provide that deferred issuances and settlements include the payment or crediting of Dividend Equivalents or interest on the deferral amounts. All elections and deferrals permitted under this provision shall comply with Section 409A of the Code, including setting forth the time and manner of the election (including a compliant time and form of payment), the date on which the election is irrevocable, and whether the election can be changed until the date it is irrevocable.

b. Directors may be awarded, or may be permitted to elect to receive, pursuant to procedures established by the Committee, a designated portion (as determined by the Committee from time-to-time) of their annual retainer, meeting fees or other fees in Restricted Stock Units in lieu of cash. Any such election shall comply with Section 409A of the Code, if applicable. The election, if subject to Section 409A of the Code, (i) shall apply to the annual retainer, meeting fees, or other fees earned during the period to which it pertains (the “Plan Year”), and (ii) must be received in writing by the administrator of the Plan by the established enrollment deadline of any Plan Year, which must be no later than the last business day of the calendar year immediately preceding the calendar year in which that Plan Year commences, in order to cause that Plan Year’s annual retainer, meeting fees, or other fees to be subject to the provision of this Plan. Any such election is irrevocable on the last day set by the administrator for making elections.

c. This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time. No Employee or Director shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

d. Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds or property of the Company or any Subsidiary, including without limitation, any specific funds, assets or other property which the Company or any Subsidiary may set aside in anticipation of any liability under the Plan. A Participant shall have only a contractual right to an Award or the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

e. This Plan and each Award Agreement shall be governed by the laws of the State of Florida, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

f. If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to Applicable Laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

g. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Board or the Company, in any case in accordance with the terms and conditions of the Plan.

h. No Participant or any eligible Participant shall have any claim to be granted any Award under the Plan. None of the Company, its Subsidiaries or the Committee is obligated to treat Participants or eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among eligible Participants who receive, or are eligible to receive, Awards (whether or not such eligible Participants are similarly situated).

i. No Participant shall have any rights as a shareholder with respect to any Shares subject to Awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such Shares upon the stock records of the Company.

j. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Subsidiary unless provided otherwise in such other plan.

k. All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Award agreements shall be deemed to refer to such successors.

GLOSSARY OF DEFINED TERMS

Definitions. As used in the Plan, the following definitions shall apply.

“Applicable Laws” means the applicable requirements relating to the administration of equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the Applicable Laws of any other country or jurisdiction where Awards are granted under this Plan.

“Award” means a Nonqualified Stock Option, Incentive Stock Option, SAR, Restricted Stock Award, Restricted Stock Unit, Performance Share, Performance Unit, Other Stock-Based Awards and Dividend Equivalent granted pursuant to the terms and conditions of the Plan.

“Award Agreement” means either: (i) an agreement, either in written or electronic format, entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan; or (ii) a statement, either in written or electronic format, issued by the Company to a Participant describing the terms and provisions of such Award, which need not be signed by the Participant.

“Board” means the Board of Directors of the Company.

“Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment agreement, if any, between the Participant and the Company or any Subsidiary. If the Participant is not a party to an employment agreement with the Company or any Subsidiary, or “Cause” is not defined in such employment agreement, then unless otherwise defined in the applicable Award Agreement, “Cause” shall mean: (i) the willful and continued failure by the Participant to substantially perform his normal duties (other than any such failure resulting from Participant’s disability), after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Committee believes that the Participant has not substantially performed his duties, and the Participant has failed to remedy the situation within thirty (30) business days of receiving such notice; (ii) the Participant’s conviction for committing an act of fraud, embezzlement, theft, or other criminal act constituting a felony; or (iii) the willful engaging by the Participant in gross negligence materially and demonstrably injurious to the Company. However, no act or failure to act on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his action or omission was in or not opposed to the best interest of the Company.

“Change in Control” means (except as may be otherwise prescribed by the Committee in the Award Agreement):

a. The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act ) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company; (ii) any acquisition by the Company, including any acquisition which, by reducing the number of shares outstanding, is the sole cause for increasing the percentage of shares beneficially owned by any such Person to more than the applicable percentage set forth above; (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this definition; or

b. Individuals who, as of June 17, 2009, constitute the Board (the “Incumbent Board”) cease for any reason within any period of two (2) consecutive years (not including any period prior to the Effective Date) to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to June 17, 2009, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

c. Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (i) more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) is represented by Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Outstanding Company Common Stock and Outstanding Company Voting Securities were converted pursuant to such Business Combination) and such ownership of common stock and voting power among the holders thereof is in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

d. Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Committee, as specified in Section 3(a), appointed by the Board to administer the Plan.

“Company” has the meaning given such term in Section 1 of this Plan and any successor thereto.

“Consultant” means an independent contractor that (i) performs services for the Company or a Subsidiary in a capacity other than as an Employee or Director and (ii) qualifies as a consultant under the applicable rules of the SEC for registration of shares on a Form S-8 Registration Statement.

“Date of Grant” means the date as of which an Award is determined to be effective and designated in a resolution by the Committee and is granted pursuant to the Plan. The Date of Grant shall not be earlier than the date of the resolution and action therein by the Committee. In no event shall the Date of Grant be earlier than June 17, 2009.

“Director” means any individual who is a member of the Board who is not an Employee.

“Dividend Equivalents” means the equivalent value (in cash or Shares) of dividends that would otherwise be paid on the Shares subject to an Award but that have not been delivered, as described in Section 11.

“Effective Date” has the meaning given such term in Section 1 of this Plan.

“Employee” means any employee of the Company or a Subsidiary; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, the term “Employee” has the meaning given to such term in Section 3401(c) of the Code, as interpreted by the regulations thereunder and Applicable Law.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

“Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to a Stock Option.

“Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) the closing sale price per Share as reported on the principal exchange on which Shares are then trading, if any, or if applicable the NASDAQ Global Market, or if there are no sales on such day, on the next preceding trading day during which a sale occurred; and (ii) in the absence of such markets for the Shares, the Fair Market Value shall be determined by the Committee in good faith (which determination shall, to the extent applicable, be made in a manner that complies with Section 409A of the Code), and such determination shall be conclusive and binding for all purposes.

“Free-Standing SAR” means a Stock Appreciation Right granted pursuant to Section 6 of this Plan that is not granted in tandem with an Stock Option.

“Good Reason” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment agreement, if any, between the Participant and the Company or any Subsidiary. If the Participant is not a party to an employment agreement with the Company or any Subsidiary, or “Good Reason” is not defined in such employment agreement, then unless otherwise defined in the applicable Award Agreement, “Good Reason” shall mean: (i) any material reduction in the Participant’s base compensation and incentive compensation opportunities (to the extent such incentive compensation opportunities are a regular and substantial part of the Participant’s base compensation) below the amount in effect immediately before the Change in Control or, if higher, the amount in effect before any reduction in the Participant’s base compensation and incentive compensation opportunities made in contemplation of the Change in Control, (ii) any material reduction in the Participant’s duties, responsibilities, or position with respect to the Company from the duties, responsibilities, or position as in effect immediately before the Change in Control or as in effect immediately before any reduction in any such item made in contemplation of the Change in Control, or (iii) any shift of the Participant’s principal place of employment with the Company to a location that is more than fifty (50) miles (by straight line measurement) from the site of the Company’s headquarters at the relevant time. The Participant shall have a voluntary termination for Good Reason only if: (A) the Participant gives notice to the Company of the existence of the event or condition constituting Good Reason within thirty (30) days after such event or condition initially occurs or exists, (B) the Company fails to cure such event or condition within thirty (30) days after receiving such notice, and (C) Participant’s “separation from service” within the meaning of Section 409A of the Code occurs not later than ninety (90) days after such event or condition initially occurs or exists.

“Grant Price” means the price established at the time of grant of an SAR pursuant to Section 6, used to determine whether there is any payment due upon exercise of the SAR.

“Incentive Stock Option” or “ISO” means a Stock Option that is designated as an Incentive Stock Option and that is intended to meet the requirements of Section 422 of the Code.

“Nonqualified Stock Option” means a Stock Option that is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

“Other Stock-Based Awards” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted in accordance with the terms and conditions set forth in Section 10.

“Participant” means any eligible individual as set forth in Section 4 who holds one or more outstanding Awards.

“Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code.

“Performance Objectives” means the measurable performance objective or objectives established by the Committee pursuant to this Plan. Any Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Performance Objectives may be made relative to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Objectives as compared to various stock market indices. Performance Objectives may be stated as a combination of the listed factors.

“Performance Period” means the period during which a Performance Objective must be met.

“Performance Share” means a bookkeeping entry that records the equivalent of one Share awarded pursuant to Section 9 of this Plan.

“Performance Unit” means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 9 of this Plan.

“Period of Restriction” means the period during which Restricted Stock, Restricted Stock Units or Other Stock-Based Awards are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of Performance Objectives, or upon the occurrence of other events as determined by the Committee, at its discretion), as provided in Sections 7, 8 and 10 herein.

“Plan” means this Premier Exhibitions, Inc. 2009 Equity Incentive Plan, as amended from time to time.

“Restricted Shares” means Shares granted or sold pursuant to Section 7 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 7 has expired.

“Restricted Stock Units” means a grant of the right to receive Shares or cash at the end of a specified Period of Restriction made pursuant to Section 8 of this Plan.

“SEC” means the United States Securities and Exchange Commission.

“Share” means share of common stock of the Company, $0.0001 par value per share, or any security into which such Share may be changed by reason of any transaction or event of the type referred to in Section 15 of this Plan.

“Stock Appreciation Right” or “SAR” means a right granted pursuant to Section 6 of this Plan, and shall include both Tandem SARs and Free-Standing SARs.

“Stock Option” means a right to purchase a Share granted to a Participant under the Plan in accordance with the terms and conditions set forth in Section 5. Stock Options may be either Incentive Stock Options or Nonqualified Stock Options.

“Subsidiary” means a corporation, company or other entity (i) more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are now or hereafter, owned or controlled, directly or indirectly, by the Company, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, limited liability company, joint venture or unincorporated association), but more than fifty percent (50%) of whose ownership interest representing the right generally to make decisions for such other entity is now or hereafter, owned or controlled, directly or indirectly, by the Company; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, the term “Subsidiary” has the meaning given to such term in Section 424(f) of the Code, as interpreted by the regulations thereunder and Applicable Law.

“Substitute Awards” means Awards that are granted in assumption of, or in substitution or exchange for, outstanding awards previously granted by an entity acquired directly or indirectly by the Company or with which the Company directly or indirectly combines.

“Tandem SAR” means a Stock Appreciation Right granted pursuant to Section 6 of this Plan that is granted in tandem with an Stock Option.

“Ten Percent Stockholder” shall mean any Participant who owns more than 10% of the combined voting power of all classes of stock of the Company, within the meaning of Section 422 of the Code.

[END OF DOCUMENT]

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on August 22, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. PREMIER EXHIBITIONS, INC. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS 3340 PEACHTREE ROAD N.E. SUITE 900 If you would like to reduce the costs incurred by Premier Exhibitions, Inc in mailing ATLANTA, GA 30326 proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials 1 Investor Address Line 1 electronically in future years. Investor Address Line 2 Investor Address Line 3 1 1 OF VOTE BY PHONE—1-800-690-6903 Investor Address Line 4 Use any touch-tone telephone to transmit your voting instructions up until 11:59 Investor Address Line 5 P.M. Eastern Time on August 22, 2012. Have your proxy card in hand when you John Sample call and then follow the instructions. 1234 ANYWHERE STREET 2 ANY CITY, ON A1A 1A1 VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. CONTROL # 000000000000 NAME THE COMPANY NAME INC.—COMMON SHARES 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS A 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS B 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS C 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS D 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS E 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS F 123,456,789,012.12345 THE COMPANY NAME INC.—401 K 123,456,789,012.12345 PAGE 1 OF 2 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All To withhold authority to vote for any All All Except individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 02 1. Election of Directors Nominees 01 William M. Adams II 02 Douglas Banker 03 Ronald C. Bernard 04 Mark P. McGowan 05 Stephen W. Palley 06 Mark A. Sellers 07 Bruce D. Steinberg 08 Samuel S. Weiser 0000000000 The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. Proposal to ratify the selection of Cherry, Bekaert & Holland, L.L.P., as our independent registered public accounting firm for the fiscal year ending February 28, 2013. 3. Proposal to approve the Premier Exhibitions 2009 Equity Incentive Plan, as amended, as more fully set forth in the accompanying proxy statement. NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR the election of directors and FOR proposals 2 and 3. If any other matters properly come before the meeting, the person named in this proxy will vote in their discretion. 11699 For address change/comments, mark here. Investor Address Line 1 . (see reverse for instructions) Yes No 0 . Investor Address Line 2 . 0 Please indicate if you plan to attend this meeting Investor Address Line 3 R1 Investor Address Line 4 Investor Address Line 5 1 Please sign exactly as your name(s) appear(s) hereon. When signing as _ John Sample attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must 1234 ANYWHERE STREET sign. If a corporation or partnership, please sign in full corporate or ANY CITY, ON A1A 1A1 partnership name, by authorized officer. 0000146431 SHARES CUSIP # JOB # SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .PREMIER EXHIBITIONS, INC. Annual Meeting of Shareholders August 23, 2012 8:00 AM This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Samuel S. Weiser and Robert A. Brandon, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of Premier Exhibition, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:00 am Eastern Time on August 23, 2012, at The Westin New York at Times Square, 270 West 43rd Street, New York, NY 10036, and any adjournment THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 3. 11699 Address change/comments: 0 . 0 . R1 . 2 _ 0000146431 (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side